RESULTS OF THE SHAREHOLDER MEETING

	On June 2, 2009 and July 8, 2009, DFA Investment Dimensions Group Inc. ("DFAIDG") held a Special Joint Meeting of
Shareholders for the purpose of voting on several proposals affecting DFAIDG and the Portfolios, including, among other items, the amendment of certain fundamental investment limitations. Shareholders also voted on the election of Directors for DFAIDG. The directors standing for election at the Meeting comprise the entire Board of Directors of DFAIDG. The shareholders of each Portfolio approved each of the applicable proposals for DFAIDG and the Portfolio presented at the Meeting. Listed below are the voting results from the Meeting. Please note that not all Proposals presented at the Meeting were voted on by each Portfolio. Additionally, the Proposal numbers reflected below correlate to the Proposal numbers presented for vote at the Meeting.

Unless otherwise noted, information is shown in the following order:

SHARES VOTED:
For
%
Against
%
Abstain/WithHold
%

PERCENT OF OUTSTANDING SHARES VOTED:
NonVote
%
For
Against
Abstain / WithHold

Proposal 1: Election of Directors for DFAIDG*

1a  David G. Booth
5,100,343,281
93.94%
-
0.00%
328,971,623
6.06%

1b  George M. Constantinides
5,105,280,301
94.03%
-
0.00%
324,034,602
5.97%

1c  John P. Gould
5,100,584,112
93.95%
-
0.00%
328,730,791
6.05%

1d  Roger G. Ibbotson
5,105,426,112
94.03%
-
0.00%
323,888,792
5.97%

1e  Robert C. Merton
5,107,268,900
94.07%
-
0.00%
322,046,003
5.93%

1f  Myron S. Scholes
5,104,997,961
94.03%
-
0.00%
324,316,942
5.97%

1g  Eduardo A. Repetto
5,094,783,848
93.84%
-
0.00%
334,531,055
6.16%

1h  Abbie J. Smith
5,100,861,923
93.95%
-
0.00%
328,452,981
 6.05%

Percent of Outstanding Shares Voted
For
Against
Abstain/WithHold

1a
81.55%
0.00%
5.26%

1b
81.63%
 0.00%
5.18%

1c
81.55%
0.00%
5.26%

1d
81.63%
0.00%
5.18%

1e
81.66%
0.00%
5.15%

1f
81.62%
0.00%
5.19%

1g
81.46%
0.00%
5.35%

1h
81.55%
0.00%
5.25%

Proposal 2:  To approve Articles of Amendment and Restatements for DFAIDG*

3,385,698,613
93.83%
43,557,844
1.21%
179,189,489
4.97%
54.13%
0.70%
4.97%

* Results are for all Portfolios within DFAIDG


U.S. LARGE COMPANY PORTFOLIO

5           To approve amendments to certain fundamental investment
restrictions
5a          Borrowing Money
40,430,126
80.58%
1,516,358
3.02%
8,224,375
16.39%

5b          Making Loans
40,467,481
80.66%
1,486,422
2.96%
8,216,956
16.38%

5c          Investments in Real Estate
41,229,199
82.18%
716,953
1.43%
8,224,707
16.39%

5d          Investments in Commodities
40,474,610
80.67%
1,471,256
2.93%
8,224,993
16.39%

5e          Diversification of Investments
40,673,446
81.07%
1,282,998
2.56%
8,214,415
16.37%

6           To approve the elimination of certain fundamental investment restrictions
6a          Pledging, Mortgaging, or Hypothecating Assets
40,286,840
80.30%
1,636,196
3.26%
8,247,823
16.44%

6b          Purchasing Securities on Margin
40,249,338
80.22%
1,678,831
3.35%
8,242,690
16.43%

6c          Investing in Restricted or Illiquid Securities
40,254,755
80.24%
1,673,457
3.34%
8,242,647
16.43%

6d          Investing for the Purpose of Exercising Control
40,412,651
80.55%
1,506,361
3.00%
8,251,847
16.45%

6e          Investing in Other Investment Companies
40,411,300
80.55%
1,514,178
3.02%
8,245,381
16.43%

6f          Management Ownership of Securities of an Issuer
40,509,353
80.74%
1,400,147
2.79%
8,261,359
16.47%

6g          Investing in Oil, Gas, or other Mineral Exploration, Leases or
Development Programs
40,571,084
80.87%
1,360,203
2.71%
8,239,572
16.42%

6h          Investing in Securities of Unseasoned Issuers
40,332,047
80.39%
1,592,824
3.17%
8,245,988
16.44%

6i          Investing in Warrants
40,461,757
80.65%
1,435,624
2.86%
8,273,478
16.49%

6j          Writing or Acquiring Options
40,450,447
80.63%
1,454,481
2.90%
8,265,931
16.48%

8           Approval of Investment Advisory Agreement between Dimensional
Fund Advisors LP and the Company
41,387,142
82.49%
542,566
1.08%
8,241,151
16.43%

Percent of Outstanding Shares Voted
For
Against
Abstain / WithHold

Proposals:
5
5a
47.41%
1.78%
 9.64%
5b
47.46%
1.74%
 9.64%
5c
48.35%
0.84%
9.65%
5d
47.46%
1.73%
 9.65%
5e
47.70%
1.50%
9.63%
6
6a
47.24%
1.92%
9.67%
6b
47.20%
1.97%
9.67%
6c
47.21%
1.96%
9.67%
6d
47.39%
1.77%
9.68%
6e
47.39%
1.78%
9.67%
6f
47.51%
1.64%
9.69%
6g
47.58%
1.60%
9.66%
6h
47.30%
1.87%
9.67%
6i
47.45%
1.68%
9.70%
6j
47.44%
1.71%
9.69%
8
48.53%
0.64%
9.66%

ENHANCED U.S. LARGE COMPANY PORTFOLIO

5
5a
15,387,271
56.14%
40,860
0.15%
394,026
1.44%
11,586,812
42.27%
56.13%
0.15%
5b
15,381,417
56.12%
50,690
0.18%
390,050
1.42%
11,586,812
42.27%
56.11%
0.18%
5c
15,387,025
56.14%
44,866
0.16%
390,266
1.42%
11,586,812
 42.27%
56.13%
0.16%
5d
15,365,625
56.06%
66,266
0.24%
390,266
1.42%
11,586,812
42.27%
56.05%
0.24%
5e
15,392,316
56.16%
39,575
0.14%
390,266
1.42%
11,586,812
42.27%
56.15%
 0.14%
6
6a
15,381,129
56.12%
45,153
0.16%
395,875
1.44%
11,586,812
42.27%
56.11%
0.16%
6b
15,384,140
56.13%
42,142
0.15%
395,875
1.44%
11,586,812
42.27%
56.12%
0.15%
6d
15,381,129
56.12%
45,153
0.16%
395,875
1.44%
11,586,812
42.27%
56.11%
0.16%
6e
15,372,610
56.09%
42,874
0.16%
406,673
1.48%
11,586,812
42.27%
56.08%
0.16%
6f
15,373,342
56.09%
42,142
0.15%
406,673
1.48%
11,586,812
42.27%
56.08%
0.15%
6h
15,370,330
56.08%
50,977
0.19%
400,850
1.46%
11,586,812
42.27%
56.07%
0.19%
6i
15,375,621
56.10%
45,686
 0.17%
400,850
1.46%
11,586,812
42.27%
56.09%
0.17%


Percent of Outstanding Shares Voted
Abstain / WithHold
5
5a          1.44%
5b          1.42%
5c          1.42%
5d          1.42%
5e          1.42%
6
6a          1.44%
6b          1.44%
6d          1.44%
6e          1.48%
6f          1.48%
6h          1.46%
6i          1.46%

U.S. LARGE CAP VALUE PORTFOLIO

Proposals:
5           To approve amendments to certain fundamental investment
restrictions
5a          Borrowing Money
172,893,840
88.81%
7,186,773
3.69%
14,599,592
7.50%
5b          Making Loans
172,791,986
88.76%
7,254,169
3.73%
14,634,050
7.52%
5c          Investments in Real Estate
175,160,321
89.97%
4,984,199
2.56%
14,535,685
7.47%
5d          Investments in Commodities
173,112,100
88.92%
7,020,863
3.61%
14,547,242
7.47%
5e          Diversification of Investments
174,205,973
89.48%
6,003,329
3.08%
14,470,903
7.43%
6           To approve the elimination of certain fundamental investment restrictions
6a          Pledging, Mortgaging, or Hypothecating Assets
171,633,445
88.16%
8,205,849
4.22%
14,840,911
7.62%
6b          Purchasing Securities on Margin
171,417,311
88.05%
8,446,023
4.34%
14,816,871
7.61%
6c          Investing in Restricted or Illiquid Securities
171,472,444
88.08%
8,394,752
4.31%
14,813,009
7.61%
6d          Investing for the Purpose of Exercising Control
172,419,927
88.57%
7,483,007
3.84%
14,777,271
7.59%
6e          Investing in Other Investment Companies
172,365,026
88.54%
7,593,625
3.90%
14,721,554
7.56%
6f          Management Ownership of Securities of an Issuer
172,683,982
88.70%
7,182,843
3.69%
14,813,380
7.61%
6g          Investing in Oil, Gas, or other Mineral Exploration, Leases or
Development Programs
173,364,846
89.05%
6,724,869
3.45%
14,590,490
7.49%
6h          Investing in Securities of Unseasoned Issuers
171,698,443
88.20%
8,063,113
4.14%
14,918,649
7.66%
6i          Investing in Warrants
172,471,724
88.59%
7,221,658
3.71%
14,986,823
7.70%
6j          Writing or Acquiring Options
172,546,830
88.63%
7,283,118
3.74%
14,850,257
7.63%
8           Approval of Investment Advisory Agreement between Dimensional
Fund Advisors LP and the Company
175,966,526
90.39%
3,924,543
2.02%
14,789,136
7.60%


Percent of Outstanding Shares Voted
For
Against
Abstain / WithHold
Proposals:
5
5a
46.64%
1.94%
3.94%
5b
46.61%
1.96%
3.95%
5c
47.25%
1.34%
3.92%
5d
46.70%
1.89%
3.92%
5e
46.99%
1.62%
3.90%
6
6a
46.30%
2.21%
4.00%
6b
46.24%
2.28%
4.00%
6c
46.25%
2.26%
4.00%
6d
46.51%
2.02%
3.99%
6e
46.50%
2.05%
3.97%
6f
46.58%
1.94%
4.00%
6g
46.77%
1.81%
3.94%
6h
46.32%
2.18%
4.02%
6i
46.52%
1.95%
4.04%
6j
46.54%
1.96%
4.01%
8
47.47%
1.06%
3.99%

U.S. TARGETED VALUE PORTFOLIO

Proposals:
5           To approve amendments to certain fundamental investment
restrictions
5a          Borrowing Money
53,117,513
85.60%
2,133,467
3.44%
6,803,169
10.96%
5b          Making Loans
53,052,457
85.49%
2,177,756
3.51%
6,823,936
11.00%
5c          Investments in Real Estate
53,653,525
86.46%
1,628,785
2.62%
6,771,840
10.91%
5d          Investments in Commodities
52,832,185
85.14%
2,453,403
3.95%
6,768,562
10.91%
5e          Diversification of Investments
53,540,956
86.28%
1,762,547
2.84%
6,750,646
10.88%
6           To approve the elimination of certain fundamental investment restrictions
6b          Purchasing Securities on Margin
52,457,864
84.54%
2,842,428
4.58%
6,753,858
10.88%
6e          Investing in Other Investment Companies
53,069,209
85.52%
2,199,274
3.54%
6,785,666
10.94%

Percent of Outstanding Shares Voted
For
Against
Abstain / WithHold
Proposals:
5
5a
47.78%
1.92%
6.12%
5b
47.72%
1.96%
6.14%
5c
48.26%
1.47%
6.09%
5d
47.52%
2.21%
6.09%
5e
48.16%
1.59%
6.07%
6
6b
47.18%
2.56%
6.07%
6e
47.73%
1.98%
6.10%


U.S. SMALL CAP VALUE PORTFOLIO

Proposals:
5           To approve amendments to certain fundamental investment
restrictions
5a          Borrowing Money
173,119,722
92.72%
7,695,223
4.12%
5,896,085
3.16%
5b          Making Loans
172,804,656
92.55%
7,706,222
4.13%
6,200,153
3.32%
5c          Investments in Real Estate
174,223,319
93.31%
6,289,826
3.37%
6,197,885
3.32%
5d          Investments in Commodities
173,534,303
92.94%
7,026,376
3.76%
6,150,351
3.29%
5e          Diversification of Investments
174,656,837
93.54%
5,903,682
3.16%
6,150,511
3.29%
6           To approve the elimination of certain fundamental investment restrictions
6a          Pledging, Mortgaging, or Hypothecating Assets
171,661,614
91.94%
8,760,032
4.69%
6,289,384
3.37%
6b          Purchasing Securities on Margin
171,441,491
91.82%
9,025,749
4.83%
6,243,791
3.34%
6c          Investing in Restricted or Illiquid Securities
172,683,093
92.49%
7,799,254
4.18%
6,228,683
3.34%
6d          Investing for the Purpose of Exercising Control
172,786,379
92.54%
7,641,558
4.09%
6,283,093
3.37%
6e          Investing in Other Investment Companies
172,761,077
92.53%
7,687,308
4.12%
6,262,646
3.35%
6f          Management Ownership of Securities of an Issuer
172,799,765
92.55%
7,635,419
4.09%
6,275,846
3.36%
6g          Investing in Oil, Gas, or other Mineral Exploration, Leases or
Development Programs
173,667,640
93.01%
6,844,588
3.67%
6,198,802
3.32%
6h          Investing in Securities of Unseasoned Issuers
173,452,804
92.90%
7,025,400
3.76%
6,232,826
3.34%
6i          Investing in Warrants
174,070,813
93.23%
6,367,229
3.41%
6,272,988
3.36%
6j          Writing or Acquiring Options
172,730,578
92.51%
7,736,815
4.14%
6,243,638
3.34%

Percent of Outstanding Shares Voted
For
Against
Abstain / WithHold
Proposals:
5
5a
52.84%
2.35%
1.80%
5b
52.74%
2.35%
1.89%
5c
53.18%
1.92%
1.89%
5d
52.97%
2.14%
1.88%
5e
53.31%
1.80%
1.88%
6
6a
52.39%
2.67%
1.92%
6b
52.33%
2.75%
1.91%
6c
52.71%
2.38%
1.90%
6d
52.74%
2.33%
1.92%
6e
52.73%
2.35%
1.91%
6f
52.74%
2.33%
1.92%
6g
53.01%
2.09%
1.89%
6h
52.94%
2.14%
1.90%
6i
53.13%
1.94%
1.91%
6j
52.72%
2.36%
1.91%

U.S. CORE EQUITY 1 PORTFOLIO

5
5a
104,483,941
52.11%
1,098,003
0.55%
1,009,578
0.50%
93,932,769
46.84%
51.39%
0.54%
5b
104,358,224
52.04%
1,139,060
0.57%
1,094,238
0.55%
93,932,769
46.84%
51.33%
0.56%
5c
104,566,166
52.15%
982,878
0.49%
1,042,478
0.52%
93,932,769
46.84%
51.43%
0.48%
5d
104,404,880
52.07%
1,088,620
0.54%
1,098,022
0.55%
93,932,769
46.84%
51.35%
0.54%
5e
104,679,991
52.20%
932,378
0.46%
979,153
0.49%
93,932,769
46.84%
51.49%
0.46%

Percent of Outstanding Shares Voted
Abstain / WithHold
Proposals:
5
5a          0.50%
5b          0.54%
5c          0.51%
5d          0.54%
5e          0.48%


U.S. CORE EQUITY 2 PORTFOLIO

Proposals:
5
5a
213,171,499
62.76%
1,782,444
0.52%
2,933,581
0.86%
121,790,485
35.85%
55.36%
0.46%
5b
212,884,025
62.67%
1,771,008
0.52%
3,232,491
0.95%
121,790,485
35.85%
55.28%
0.46%
5c
213,332,926
62.80%
1,646,861
0.48%
2,907,737
0.86%
121,790,485
35.85%
55.40%
0.43%
5d
213,163,570
62.75%
1,876,742
0.55%
2,847,212
0.84%
121,790,485
35.85%
55.35%
0.49%
5e
213,641,376
62.90%
1,393,944
0.41%
2,852,204
0.84%
121,790,485
35.85%
55.48%
0.36%

Percent of Outstanding Shares oted
Abstain / WithHold
Proposals:
5
5a          0.76%
5b          0.84%
5c          0.76%
5d          0.74%
5e          0.74%



U.S. VECTOR EQUITY PORTFOLIO

Proposals:
5           To approve amendments to certain fundamental investment
restrictions
5a          Borrowing Money
64,539,853
94.75%
1,390,999
2.04%
2,184,255
3.21%
5b          Making Loans
64,564,833
94.79%
1,389,158
2.04%
2,161,116
3.17%
5c          Investments in Real Estate
64,620,224
94.87%
1,344,830
1.97%
2,150,053
3.16%
5d          Investments in Commodities
64,507,548
94.70%
1,443,149
2.12%
2,164,410
3.18%
5e          Diversification of Investments
64,723,933
95.02%
1,275,843
1.87%
2,115,331
3.11%


Percent of Outstanding Shares Voted
For
Against
Abstain / WithHold
Proposals:
5
5a
51.32%
1.11%
1.74%
5b
51.34%
1.10%
1.72%
5c
51.39%
1.07%
1.71%
5d
51.30%
1.15%
1.72%
5e
51.47%
1.01%
1.68%

T.A. U.S. CORE EQUITY 2 PORTFOLIO

Proposals:
5           To approve amendments to certain fundamental investment
restrictions
5a          Borrowing Money
92,018,708
91.72%
2,273,749
2.27%
6,033,779
6.01%
5b          Making Loans
92,000,616
91.70%
2,303,383
2.30%
6,022,237
6.00%
5c          Investments in Real Estate
92,151,224
91.85%
2,192,495
2.19%
5,982,517
5.96%
5d          Investments in Commodities
92,398,250
92.10%
1,909,189
1.90%
6,018,797
6.00%
5e          Diversification of Investments
92,414,737
92.11%
1,994,656
1.99%
5,916,843
5.90%

Percent of Outstanding Shares Voted
For
Against
Abstain / WithHold
Proposals:
5
5a
50.98%
1.26%
3.34%
5b
50.97%
1.28%
3.34%
5c
51.06%
1.21%
3.31%
5d
51.19%
1.06%
3.33%
5e
51.20%
1.11%
3.28%

U.S. SMALL CAP PORTFOLIO

Proposals:
5           To approve amendments to certain fundamental investment
restrictions
5a          Borrowing Money
5b          Making Loans
5c          Investments in Real Estate
5d          Investments in Commodities
5e          Diversification of Investments
6           To approve the elimination of certain fundamental investment restrictions
6a          Pledging, Mortgaging, or Hypothecating Assets
6b          Purchasing Securities on Margin
6c          Investing in Restricted or Illiquid Securities
6d          Investing for the Purpose of Exercising Control
6e          Investing in Other Investment Companies
6f          Management Ownership of Securities of an Issuer
6g          Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs
6h          Investing in Securities of Unseasoned Issuers
6i          Investing in Warrants
6j          Writing or Acquiring Options

Proposals:
5
5a
82,575,641
57.01%
6,234,882
4.30%
663,803
0.46%
55,371,235
38.23%
52.22%
3.94%
5b
82,405,615
56.89%
6,269,283
4.33%
799,428
0.55%
55,371,235
38.23%
52.11%
3.96%
5c
83,174,614
57.42%
5,640,775
3.89%
658,937
0.45%
55,371,235
38.23%
52.60%
3.57%
5d
82,541,203
56.99%
6,276,843
4.33%
656,280
0.45%
55,371,235
38.23%
52.20%
3.97%
5e
82,695,020
57.09%
6,131,184
4.23%
648,122
0.45%
55,371,235
38.23%
52.29%
3.88%
6
6a
82,406,144
56.89%
6,379,410
4.40%
688,772
0.48%
55,371,235
38.23%
52.11%
4.03%
6b
82,364,690
56.86%
6,425,765
4.44%
683,871
0.47%
55,371,235
38.23%
52.08%
4.06%
6c
82,382,951
56.88%
6,408,942
4.42%
682,433
0.47%
55,371,235
38.23%
52.10%
4.05%
6d
82,193,695
56.75%
6,595,405
4.55%
685,226
0.47%
55,371,235
38.23%
51.98%
4.17%
6e
82,354,250
56.86%
6,444,117
4.45%
675,959
0.47%
55,371,235
38.23%
52.08%
4.07%
6f
82,495,363
56.95%
6,289,478
4.34%
689,485
0.48%
55,371,235
38.23%
52.17%
3.98%
6g
82,572,008
57.01%
6,254,150
4.32%
648,168
0.45%
55,371,235
38.23%
52.21%
3.95%
6h
82,229,235
56.77%
6,552,410
4.52%
692,681
0.48%
55,371,235
38.23%
52.00%
4.14%
6i
82,525,143
56.97%
6,265,011
4.33%
684,172
0.47%
55,371,235
38.23%
52.18%
3.96%
6j
82,296,649
56.82%
6,498,926
4.49%
678,751
0.47%
55,371,235
38.23%
52.04%
4.11%

Percent of Outstanding Shares Voted
Abstain / WithHold
Proposals:
5
5a          0.42%
5b          0.51%
5c          0.42%
5d          0.41%
5e          0.41%
6
6a          0.44%
6b          0.43%
6c          0.43%
6d          0.43%
6e          0.43%
6f          0.44%
6g         0.41%
6h         0.44%
6i          0.43%
6j          0.43%

U.S. MICRO CAP PORTFOLIO

Proposals:
5           To approve amendments to certain fundamental investment
restrictions
5a          Borrowing Money
164,980,200
96.27%
3,066,686
1.79%
3,319,399
1.94%
5b          Making Loans
164,907,178
96.23%
3,097,794
1.81%
3,361,313
1.96%
5c          Investments in Real Estate
165,176,839
96.39%
2,886,113
1.68%
3,303,333
1.93%
5d          Investments in Commodities
163,886,571
95.64%
4,195,928
2.45%
3,283,786
1.92%
5e          Diversification of Investments
165,476,898
96.56%
2,620,926
1.53%
3,268,461
1.91%
6           To approve the elimination of certain fundamental investment restrictions
6a          Pledging, Mortgaging, or  Hypothecating Assets
163,544,790
95.44%
4,428,988
2.58%
3,392,506
1.98%
6b          Purchasing Securities on Margin
163,473,742
95.39%
4,520,335
2.64%
,372,208
1.97%
6c          Investing in Restricted or Illiquid Securities
163,626,099
95.48%
4,371,813
2.55%
3,368,374
1.97%
6e          Investing in Other Investment Companies
164,860,510
96.20%
3,170,962
1.85%
3,334,813
1.95%
6f          Management Ownership of Securities of an Issuer
165,048,646
96.31%
2,969,253
1.73%
3,348,387
1.95%
6g          Investing in Oil, Gas, or other Mineral Exploration, Leases or
Development Programs
164,132,773
95.78%
3,920,347
2.29%
3,313,165
1.93%
6i          Investing in Warrants
165,149,647
96.37%
2,844,275
1.66%
 3,372,363
1.97%
6j          Writing or Acquiring Options
165,066,228
96.32%
2,958,519
1.73%
3,341,538
1.95%




Percent of Outstanding Shares Voted

For
Against
Abstain / WithHold
Proposals:
5
5a
54.77%
1.02%
1.10%
5b
54.74%
1.03%
1.12%
5c
54.83%
0.96%
1.10%
5d
54.40%
1.39%
1.09%
5e
54.93%
0.87%
1.09%
6
6a
]54.29%
1.47%
1.13%
6b
54.27%
1.50%
1.12%
6c
54.32%
1.45%
1.12%
6e
54.73%
1.05%
1.11%
6f
54.79%
  0.99%
1.11%
6g
54.49%
1.30%
1.10%
6i
54.82%
0.94%
1.12%
6j          54.80%
 0.98%
1.11%

DFA REAL ESTATE SECURITIES PORTFOLIO

Proposals:
5           To approve amendments to certain fundamental investment
restrictions
5a          Borrowing Money
61,754,553
93.39%
1,889,527
2.86%
2,480,208
3.75%
5b          Making Loans
61,717,979
93.34%
1,938,943
2.93%
2,467,366
3.73%
5c          Investments in Real Estate
62,160,227
94.01%
1,481,985
2.24%
2,482,076
3.75%
5d          Investments in Commodities
61,395,815
92.85%
2,252,630
3.41%
2,475,843
3.74%
5e          Diversification of Investments
62,144,270
93.98%
1,529,527
2.31%
2,450,491
3.71%
6           To approve the elimination of certain fundamental investment restrictions
6a          Pledging, Mortgaging, or Hypothecating Assets
61,103,483
92.41%
2,522,483
3.81%
2,498,322
3.78%
6b          Purchasing Securities on Margin
61,040,406
92.31%
2,607,638
3.94%
2,476,244
3.74%
6c          Investing in Restricted or Illiquid Securities
61,152,163
92.48%
2,491,475
3.77%
2,480,650
3.75%
6d          Investing for the Purpose of Exercising Control
61,741,715
93.37%
1,893,125
2.86%
2,489,448
3.76%
6e          Investing in Other Investment Companies
61,680,175
93.28%
1,962,785
2.97%
2,481,328
3.75%
6f          Management Ownership of Securities of an Issuer
61,837,326
93.52%
1,792,836
2.71%
2,494,126
3.77%
6g          Investing in Oil, Gas, or other Mineral Exploration, Leases or
Development Programs
61,567,170
93.11%
2,111,244
3.19%
2,445,874
3.70%
6i          Investing in Warrants
61,810,828
93.48%
1,814,347
2.74%
2,499,113
3.78%
6j          Writing or Acquiring Options
 61,781,880  93.43%
1,850,982
2.80%
2,491,426
3.77%

Percent of Outstanding Shares Voted
For
Against
Abstain / WithHold
Proposals:
5
5a
52.56%
1.61%
2.11%
5b
52.53%
1.65%
2.10%
5c
52.91%
1.26%
2.11%
5d
52.26%
1.92%
2.11%
5e
52.90%
1.30%
2.09%
6
6a
52.01%
2.15%
2.13%
6b
51.96%
2.22%
2.11%
6c
52.05%
2.12%
 2.11%
6d
52.55%
1.61%
2.12%
6e
52.50%
1.67%
2.11%
6f
52.64%
1.53%
2.12%
6g
52.41%
1.80%
2.08%
6i
52.61%
1.54%
2.13%
6j
52.59%
1.58%
 2.12%

LARGE CAP INTERNATIONAL PORTFOLIO

Proposals:
5           To approve amendments to certain fundamental investment
restrictions
5a          Borrowing Money
37,997,717
94.68%
873,247
2.18%
1,263,266
3.15%
5b          Making Loans
37,952,326
94.56%
930,997
2.32%
1,250,907
3.12%
5c          Investments in Real Estate
37,421,132
93.24%
1,513,828
3.77%
1,199,271
2.99%
5d          Investments in Commodities
37,427,437
93.26%
1,517,390
3.78%
1,189,404
2.96%
5e          Diversification of Investments
38,181,915
95.14%
774,663
1.93%
1,177,653
2.93%
6           To approve the elimination of certain fundamental investment restrictions
6a          Pledging, Mortgaging, or Hypothecating Assets
37,089,479
92.41%
 1,807,123
4.50%
1,237,628
3.08%
6b          Purchasing Securities on Margin
37,110,845
92.47%
 1,790,428
4.46%
1,232,957
3.07%
6c          Investing in Restricted or Illiquid Securities
37,035,863
92.28%
1,861,009
4.64%
1,237,358
3.08%
6d          Investing for the Purpose of Exercising Control
37,986,250
94.65%
913,502
2.28%
1,234,478
3.08%
6e          Investing in Other Investment Companies
37,922,294
94.49%
982,986
2.45%
1,228,950
3.06%
6f          Management Ownership of Securities of an Issuer
37,951,172
94.56%
964,995
2.40%
1,218,063
3.03%
6g          Investing in Oil, Gas, or other Mineral Exploration, Leases or
Development Programs
37,396,426
93.18%
1,493,613
3.72%
1,244,191
3.10%
6h          Investing in Securities of Unseasoned Issuers
37,762,857
94.09%
1,085,971
2.71%
1,285,402
3.20%
6i          Investing in Warrants
 37,928,700
94.50%
918,894
2.29%
1,286,636
3.21%
6j          Writing or Acquiring Options
37,941,166
94.54%
903,732
2.25%
1,289,332
 3.21%
7a          Proposed Sub-Advisory Agreement among Dimensional Fund
Advisors LP, DFA Australia Limited, and the Company
8,233,655
 95.26%
584,902
1.46%
1,315,673
3.28%
7b          Proposed Sub-Advisory Agreement among Dimensional Fund
Advisors LP, Dimensional Fund Advisors Ltd., and the Company
38,232,780
95.26%
584,735
1.46%
1,316,715
3.28%

Percent of Outstanding Shares Voted
For
Against
Abstain / WithHold
Proposals:
5
5a
50.99%
1.17%
1.70%
5b
50.93%
1.25%
1.68%
5c
50.22%
2.03%
1.61%
5d
50.22%
2.04%
1.60%
5e
1.24%
1.04%
1.58%
6
6a
49.77%
2.42%
1.66%
6b
49.80%
2.40%
1.65%
6c
49.70%
2.50%
1.66%
6d
50.97%
1.23%
1.66%
6e
50.89%
1.32%
 1.65%
6f
50.93%
1.29%
1.63%
6g
50.18%
2.00%
1.67%
6h
50.67%
1.46%
1.72%
6i
50.90%
1.23%
1.73%
6j
50.91%
 1.21%
1.73%
7a
51.31%
0.78%
1.77%
7b
51.30%
0.78%
1.77%


INTERNATIONAL CORE EQUITY PORTFOLIO

Proposals:
5           To approve amendments to certain fundamental investment
restrictions
5a          Borrowing Money
5b          Making Loans
5c          Investments in Real Estate
5d          Investments in Commodities
5e          Diversification of Investments

5
5a
177,373,455
56.74%
4,154,996
1.33%
4,660,259
1.49%
126,424,297
40.44%
53.06%
1.24%
5b
176,924,084
56.60%
4,414,472
 1.41%
4,850,153
1.55%
126,424,297
40.44%
52.92%
1.32%
5c
177,497,921
56.78%
4,005,870
1.28%
4,684,919
1.50%
126,424,297
40.44%
53.10%
1.20%
5d
177,390,060
56.74%
4,174,411
1.34%
4,624,239
1.48%
126,424,297
40.44%
53.06%
1.25%
5e
177,693,681
56.84%
3,871,733
1.24%
4,623,296
1.48%
126,424,297
40.44%
53.16%
1.16%



Percent of Outstanding Shares Voted
Abstain / WithHold
Proposals:
5
5a          1.39%
5b          1.45%
5c          1.40%
5d          1.38%
5e          1.38%


T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO

Proposals:
5     To approve amendments to certain fundamental investment
restrictions
5a          Borrowing Money
    39,055,490  91.06%     1,840,767  4.29%     1,994,796         4.65%
5b          Making Loans
    39,042,172  91.03%     1,854,086  4.32%     1,994,795         4.65%
5c          Investments in Real Estate
    39,039,635  91.02%     1,848,576  4.31%     2,002,842         4.67%
5d          Investments in Commodities
    39,107,803  91.18%     1,808,202  4.22%     1,975,048         4.60%
5e          Diversification of Investments
    39,122,349  91.21%     1,812,695  4.23%     1,956,009         4.56%

Percent of Outstanding Shares Voted
For
Against
Abstain / WithHold
Proposals:
5
5a          53.00%     2.50%    2.71%
5b          52.98%     2.52%    2.71%
5c          52.98%     2.51%    2.72%
5d          53.07%     2.45%    2.68%
5e          53.09%     2.46%    2.65%


INTERNATIONAL SMALL COMPANY PORTFOLIO

Proposals:
5           To approve amendments to certain fundamental investment
restrictions
5a          Borrowing Money
   146,761,050  82.53%       5,759,650  3.24%    25,304,179        14.23%
5b          Making Loans
   146,487,502  82.38%       5,764,592  3.24%    25,572,786        14.38%
5c          Investments in Real Estate
   136,816,309  76.94%      15,717,711  8.84%    25,290,860        14.22%
5d          Investments in Commodities
   146,666,615  82.48%       5,882,289  3.31%    25,275,976        14.21%
5e          Diversification of Investments
   147,253,567  82.81%       5,304,294  2.98%    25,267,019        14.21%
6           To approve the elimination of certain fundamental investment restrictions
6a          Pledging, Mortgaging, or
            Hypothecating Assets
   146,450,914  82.36%       6,115,754  3.44%    25,258,212        14.20%
6b          Purchasing Securities on Margin
   146,093,000  82.16%       6,478,434  3.64%    25,253,445        14.20%
6d          Investing for the Purpose of
            Exercising Control
   146,487,649  82.38%       6,046,180  3.40%    25,291,052        14.22%
6e          Investing in Other Investment
            Companies
    150,205,417  84.47%       2,351,498  1.32%    25,267,965        14.21%
6f          Management Ownership of
            Securities of an Issuer
    147,009,760  82.67%       5,540,873  3.12%    25,274,247        14.21%
6g          Investing in Oil, Gas, or other
            Mineral Exploration, Leases or
            Development Programs
    132,479,321  74.50%      20,087,264 11.30%    25,258,295     14.20%
6h          Investing in Securities of
            Unseasoned Issuers
    137,270,123  77.19%      15,257,960  8.58%    25,296,797        14.23%
6i          Investing in Warrants
    148,246,012  83.37%       4,311,609  2.42%    25,267,259        14.21%
6j          Writing or Acquiring Options
    133,979,497  75.34%      18,558,642 10.44%    25,286,741        14.22%


Percent of Outstanding Shares Voted
For
Against
Abstain / WithHold
Proposals:
5
5a          49.23%     1.93%    8.49%
5b          49.13%     1.93%    8.58%
5c          45.89%     5.27%    8.48%
5d          49.19%     1.97%    8.48%
5e          49.39%     1.78%    8.48%
6
6a          49.12%     2.05%    8.47%
6b          49.00%     2.17%    8.47%
6d          49.13%     2.03%    8.48%
6e          50.38%     0.79%    8.48%
6f          49.31%     1.86%    8.48%
6g         44.44%     6.74%    8.47%
6h         46.04%     5.12%    8.49%
6i          49.72%     1.45%    8.48%
6j          44.94%     6.22%    8.48%


JAPANESE SMALL -COMPANY PORTFOLIO

Proposals:
5           To approve amendments to certain fundamental investment
restrictions
5a          Borrowing Money
5b          Making Loans
5c          Investments in Real Estate
5d          Investments in Commodities
5e          Diversification of Investments
6           To approve the elimination of certain fundamental investment restrictions
6a          Pledging, Mortgaging, or Hypothecating Assets
6b          Purchasing Securities on  Margin
6c          Investing in Restricted or Illiquid Securities
6d          Investing for the Purpose of Exercising Control
6e          Investing in Other Investment Companies
6f          Management Ownership of Securities of an Issuer
6g          Investing in Oil, Gas, or other Mineral Exploration, Leases or
Development Programs
6h          Investing in Securities of Unseasoned Issuers
6i          Investing in Warrants
6j          Writing or Acquiring Options
8           Approval of Investment Advisory Agreement between Dimensional
Fund Advisors LP and the Company

Proposals:
5
5a          6,133,943  80.60%      10,327   0.14%     2,027   0.03%
1,464,448  19.24%     74.07%     0.12%
5b          6,133,943  80.60%      10,327   0.14%     2,027   0.03%
1,464,448  19.24%     74.07%     0.12%
5c          6,133,943  80.60%      10,327   0.14%     2,027   0.03%
1,464,448  19.24%     74.07%     0.12%
5d          6,135,575  80.62%       8,694    0.11%     2,028  0.03%
   1,464,448  19.24%     74.09%     0.10%
5e          6,135,575  80.62%       8,694    0.11%     2,028     0.03%
     1,464,448  19.24%     74.09%     0.10%
6
6a         6,133,943  80.60%      10,327    0.14%     2,027  0.03%
1,464,448  19.24%     74.07%     0.12%
6b         6,134,672  80.61%       9,597    0.13%      2,028
0.03%     1,464,448  19.24%     74.08%     0.12%
6c         6,133,943  80.60%      10,327    0.14%     2,027  0.03%
1,464,448  19.24%     74.07%     0.12%
6d        6,004,971  78.90%     139,298    1.83%     2,027    0.03%
1,464,448  19.24%     72.51%     1.68%
6e         6,136,305  80.63%       7,965     0.10%     2,027
0.03%     1,464,448  19.24%     74.10%     0.10%
6f         6,134,672  80.61%       9,597      0.13%     2,028
0.03%     1,464,448  19.24%     74.08%     0.12%
6g        6,133,943  80.60%      10,327     0.14%     2,027    0.03%
1,464,448  19.24%     74.07%     0.12%
6h        6,005,700  78.91%     138,569    1.82%     2,028     0.03%
1,464,448  19.24%     72.52%     1.67%
6i         6,133,943  80.60%      10,327     0.14%     2,027
0.03%     1,464,448  19.24%     74.07%     0.12%
6j         6,004,971  78.90%     139,298    1.83%     2,028    0.03%
1,464,448  19.24%     72.51%     1.68%
8          6,136,900  80.63%       7,370      0.10%     2,027
0.03%     1,464,448  19.24%     74.10%     0.09%

Percent of Outstanding Shares Voted
Abstain / WithHold
Proposals:
5
5a          0.02%
5b          0.02%
5c          0.02%
5d          0.02%
5e          0.02%
6
6a          0.02%
6b          0.02%
6c          0.02%
6d          0.02%
6e          0.02%
6f          0.02%
6g         0.02%
6h         0.02%
6i          0.02%
6j          0.02%
8           0.02%

ASIA PACIFIC SMALL -COMPANY PORTFOLIO

Proposals:
5           To approve amendments to certain fundamental investment
restrictions
5a          Borrowing Money
5b          Making Loans
5c          Investments in Real Estate
5d          Investments in Commodities
5e          Diversification of Investments
6           To approve the elimination of certain fundamental investment restrictions
6a          Pledging, Mortgaging, or Hypothecating Assets
6b          Purchasing Securities on Margin
6c          Investing in Restricted or Illiquid Securities
6d          Investing for the Purpose of Exercising Control
6e          Investing in Other Investment Companies
6f          Management Ownership of Securities of an Issuer
6g          Investing in Oil, Gas, or other Mineral Exploration, Leases or
Development Programs
6h          Investing in Securities of Unseasoned Issuers Investing in
Warrants
6j          Writing or Acquiring Options
8           Approval of Investment Advisory Agreement between Dimensional
Fund Advisors LP and the Company



Proposals:
5
5a
3,125,999
65.79%
87,920
1.85%
13,068
0.28%
1,524,711
32.09%
62.92%
1.77%
5b
3,125,999
65.79%
87,920
1.85%
13,068
0.28%
1,524,711
32.09%
62.92%
1.77%
5c
3,125,999
65.79%
87,920
1.85%
13,068
0.28%
1,524,711
32.09%
62.92%
1.77%
5d
3,127,867
65.83%
86,052
1.81%
13,068
0.28%
1,524,711
32.09%
62.96%
1.73%
5e
3,127,867
65.83%
86,052
1.81%
13,068
0.28%
1,524,711
32.09%
62.96%
1.73%
6
6a
3,124,333
65.75%
88,471
1.86%
14,183
0.30%
1,524,711
32.09%
62.89%
1.78%
6b
3,125,189
65.77%
87,615
1.84%
14,183
0.30%
1,524,711
32.09%
62.91%
1.76%
6c
3,123,874
65.74%
88,930
1.87%
14,183
0.30%
1,524,711
32.09%
62.88%
1.79%
6d
3,020,946
63.58%
191,858
4.04%
14,183
0.30%
1,524,711
32.09%
60.81%
3.86%
6e
3,123,780
65.74%
89,023
1.87%
14,184
0.30%
1,524,711
32.09%
62.88%
1.79%
6f
3,124,333
65.75%
88,471
1.86%
14,183
0.30%
1,524,711
32.09%
62.89%
1.78%
6g
3,125,742
65.78%
87,062
1.83%
14,183
0.30%
1,524,711
32.09%
62.92%
1.75%
6h
3,019,079
63.54%
193,725
4.08%
14,183
0.30%
1,524,711
32.09%
60.77%
3.90%
6i
3,123,818
65.74%
89,023
1.87%
14,146
0.30%
1,524,711
32.09%
62.88%
1.79%
6j
3,018,526
63.53%
194,278
4.09%
14,183
0.30%
1,524,711
32.09%
60.76%
3.91%
8
3,128,063
65.83%
85,856
1.81%
13,068
0.28%
1,524,711
32.09%
62.96%
1.73%

Percent of Outstanding Shares Voted
Abstain / WithHold
Proposals:
5
5a          0.26%
5b          0.26%
5c          0.26%
5d          0.26%
5e          0.26%
6
6a         0.29%
6b         0.29%
6c         0.29%
6d        0.29%
6e         0.29%
6f         0.29%
6g         0.29%
6h         0.29%
6i          0.28%
6j          0.29%
8           0.26%


UNITED KINGDOM SMALL -COMPANY PORTFOLIO

Proposals:
5           To approve amendments to certain fundamental investment
restrictions
5a          Borrowing Money
5b          Making Loans
5c          Investments in Real Estate
5d          Investments in Commodities
5e          Diversification of Investments
6           To approve the elimination of certain fundamental investment restrictions
6a          Pledging, Mortgaging, or Hypothecating Assets
6b          Purchasing Securities on Margin
6c          Investing in Restricted or Illiquid Securities
6d          Investing for the Purpose of Exercising Control
6e          Investing in Other Investment Companies
6f          Management Ownership of Securities of an Issuer
6g          Investing in Oil, Gas, or other Mineral Exploration, Leases or
Development Programs
6h          Investing in Securities of Unseasoned Issuers
6i          Investing in Warrants
6j          Writing or Acquiring Options
8           Approval of Investment Advisory Agreement between Dimensional
Fund Advisors LP and the Company

Proposals:
5
5a
1,281,767
83.93%
1,704
0.11%
1,940
0.13%
241,804
15.83%
81.64%
0.11%
5b
1,281,767
83.93%
1,704
0.11%
1,940
0.13%
241,804
15.83%
81.64%
0.11%
5c
1,281,767
83.93%
1,704
0.11%
1,940
0.13%
241,804
15.83%
81.64%
0.11%
5d
1,281,767
83.93%
1,704
0.11%
1,940
0.13%
241,804
15.83%
81.64%
0.11%
5e
1,281,767
83.93%
1,704
0.11%
1,940
0.13%
241,804
15.83%
81.64%
0.11%
6
6a
1,281,767
83.93%
1,704
0.11%
1,940
0.13%
241,804
15.83%
81.64%
0.11%
6b
1,281,533
83.91%
1,937
0.13%
1,941
0.13%
241,804
15.83%
81.63%
0.12%
6c
1,281,767
83.93%
1,704
0.11%
1,940
0.13%
241,804
15.83%
81.64%
0.11%
6d
1,226,898
80.34%
56,572
3.70%
1,941
0.13%
241,804
15.83%
78.15%
3.60%
6e
1,281,767
83.93%
1,704
0.11%
1,940
0.13%
241,804
15.83%
81.64%
0.11%
6f
1,281,767
83.93%
1,704
0.11%
1,940
0.13%
241,804
15.83%
81.64%
0.11%
6g
1,281,767
83.93%
1,704
0.11%
1,940
0.13%
241,804
15.83%
81.64%
0.11%
6h
1,226,898
80.34%
56,572
3.70%
1,941
0.13%
241,804
15.83%
78.15%
3.60%
6i
1,281,533
83.91%
1,937
0.13%
1,941
0.13%
241,804
15.83%
81.63%
0.12%
6j
1,226,665
80.32%
56,805
3.72%
1,941
0.13%
241,804
15.83%
78.13%
3.62%
8
1,281,840
83.93%
1,630
0.11%
1,941
0.13%
241,804
15.83%
81.65%
0.10%

Percent of Outstanding Shares Voted
Abstain / WithHold
Proposals:
5
5a          0.12%
5b          0.12%
5c          0.12%
5d          0.12%
5e          0.12%
6
6a          0.12%
6b          0.12%
6c          0.12%
6d          0.12%
6e          0.12%
6f           0.12%
6g          0.12%
6h          0.12%
6i           0.12%
6j          0.12%
8           0.12%

CONTINENTAL SMALL COMPANY PORTFOLIO

Proposals:
5           To approve amendments to certain fundamental investment
restrictions
5a          Borrowing Money
5b          Making Loans
5c          Investments in Real Estate
5d          Investments in Commodities
5e          Diversification of Investments
6           To approve the elimination of certain fundamental investment restrictions
6a          Pledging, Mortgaging, or Hypothecating Assets
6b          Purchasing Securities on Margin
6c          Investing in Restricted or Illiquid Securities
6d          Investing for the Purpose of Exercising Control
6e          Investing in Other Investment Companies
6f          Management Ownership of Securities of an Issuer
6g          Investing in Oil, Gas, or other Mineral Exploration, Leases or
Development Programs
6h          Investing in Securities of
            Unseasoned Issuers
6i          Investing in Warrants
6j          Writing or Acquiring Options
8           Approval of Investment Advisory Agreement between Dimensional
Fund Advisors LP and the
            Company

Proposals:
5
5a
5,570,603
77.24%
24,245
0.34%
22,517
0.31%
1,595,160
22.12%
74.40%
0.32%
5b
5,428,383
75.26%
166,465
2.31%
22,517
0.31%
1,595,160
22.12%
72.50%
2.22%
5c
5,570,603
77.24%
24,245
0.34%
22,517
0.31%
1,595,160
22.12%
74.40%
0.32%
5d
5,572,946
77.27%
24,245
0.34%
20,174
0.28%
1,595,160
22.12%
74.43%
0.32%
5e
5,570,603
77.24%
24,245
0.34%
22,517
0.31%
1,595,160
22.12%
74.40%
0.32%
6
6a
5,569,884
77.23%
24,964
0.35%
22,517
0.31%
1,595,160
22.12%
74.39%
0.33%
6b
5,569,884
77.23%
24,964
0.35%
22,517
0.31%
1,595,160
22.12%
74.39%
0.33%
6c
5,413,476
75.06%
181,373
2.51%
22,516
0.31%
1,595,160
22.12%
72.30%
2.42%
6d
5,476,922
75.94%
117,926
1.64%
22,517
0.31%
1,595,160
22.12%
73.15%
1.58%
6e
5,414,106
75.07%
180,742
2.51%
22,517
0.31%
1,595,160
22.12%
72.31%
2.41%
6f
5,427,664
75.25%
167,184
2.32%
22,517
0.31%
1,595,160
22.12%
72.49%
2.23%
6g
5,569,884
77.23%
24,964
0.35%
22,517
0.31%
1,595,160
22.12%
74.39%
0.33%
6h
5,463,995
75.76%
130,853
1.81%
22,517
0.31%
1,595,160
22.12%
72.98%
1.75%
6i
5,569,884
77.23%
24,964
0.35%
22,517
0.31%
1,595,160
22.12%
74.39%
0.33%
6j
5,476,922
75.94%
117,926
1.64%
22,517
0.31%
1,595,160
22.12%
73.15%
1.58%
8
5,428,490
75.26%
166,358
2.31%
22,517
0.31%
1,595,160
22.12%
72.50%
2.22%

Percent of Outstanding Shares Voted
Abstain / WithHold
Proposals:
5
5a          0.30%
5b          0.30%
5c          0.30%
5d          0.27%
5e          0.30%
6
6a          0.30%
6b         0.30%
6c         0.30%
6d         0.30%
6e         0.30%
6f         0.30%
6g        0.30%
6h        0.30%
6i          0.30%
6j          0.30%
8          0.30%

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO

Proposals:
5           To approve amendments to certain fundamental investment
restrictions
5a          Borrowing Money
5b          Making Loans
5c          Investments in Real Estate
5d          Investments in Commodities
5e          Diversification of Investments

Proposals:
5
5a
60,208,121
57.02%
847,657
0.80%
924,740
0.88%
43,608,759
41.30%
51.93%
0.73%
5b
 60,111,915
56.93%
856,731
0.81%
1,011,872
0.96%
43,608,759
41.30%
51.85%
 0.74%
5c
60,225,576
57.04%
837,514
0.79%
917,428
 0.87%
43,608,759
41.30%
51.95%
0.72%
5d
60,227,589
57.04%
836,068
0.79%
916,861
0.87%
43,608,759
41.30%
51.95%
0.72%
5e
60,072,714  5
6.89%
991,378
0.94%
916,426
0.87%
43,608,759
41.30%
51.81%
0.86%

Percent of Outstanding Shares Voted
Abstain/WithHold
Proposals:
5
5a          0.80%
5b          0.87%
5c          0.79%
5d          0.79%
5e          0.79%

DFA -GLOBAL REAL ESTATE SECURITIES PORTFOLIO

Proposals:
5           To approve amendments to certain fundamental investment
restrictions
5a          Borrowing Money
16,862,648
76.95%
525,109
2.40%
4,524,924
20.65%
5b          Making Loans
16,870,688
76.99%
525,109
2.40%
4,516,884
20.61%
5c          Investments in Real Estate
16,877,330
77.02%
512,787
2.34%
4,522,564
20.64%
5d          Investments in Commodities
16,862,467
76.95%
556,044
2.54%
,494,170
20.51%
5e          Diversification of Investments
16,885,025
77.06%
510,772
2.33%
4,516,884
20.61%

Percent of Outstanding Shares Voted
For
Against
Abstain / WithHold
Proposals:
5
5a
47.50%
1.48%
12.75%
5b
47.53%
1.48%
12.72%
5c
47.54%
1.44%
12.74%
5d
47.50%
1.57%
12.66%
5e
47.57%
1.44%
 12.72%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

Proposals:
5           To approve amendments to certain fundamental investment
restrictions
5a          Borrowing Money
241,024,647
90.81%
16,685,673
6.29%
7,720,246
2.91%
5b          Making Loans
246,529,473
92.88%
10,966,978
4.13%
7,934,116
2.99%
5c          Investments in Real Estate
243,318,088
91.67%
14,402,198
5.43%
7,710,280
2.90%
5d          Investments in Commodities
246,941,521
93.03%
10,784,598
4.06%
7,704,447
2.90%
5e          Diversification of Investments
247,689,322
93.32%
10,372,791
3.91%
7,368,453
2.78%
6           To approve the elimination of certain fundamental investment restrictions
6a          Pledging, Mortgaging, or
            Hypothecating Assets
240,479,220
90.60%
17,424,322
6.56%
7,527,025
2.84%
6b          Purchasing Securities on Margin
231,448,174
87.20%
26,471,659
9.97%
7,510,734
2.83%
6c          Investing in Restricted or Illiquid
            Securities
246,099,078
92.72%
11,923,494
 4.49%
7,407,995
2.79%
6d          Investing for the Purpose of
            Exercising Control
247,063,679
93.08%
10,955,999
4.13%
7,410,888
2.79%
6e          Investing in Other Investment
            Companies
246,884,157
93.01%
11,150,453
4.20%
7,395,957
2.79%
6f          Management Ownership of
            Securities of an Issuer
246,927,220
93.03%
10,962,683
4.13%
7,540,664
2.84%
6g          Investing in Oil, Gas, or other
            Mineral Exploration, Leases or
            Development Programs
247,330,663
93.18%
10,697,732
4.03%
7,402,171
2.79%
6h          Investing in Securities of
            Unseasoned Issuers
247,045,502
93.07%
10,940,101
4.12%
7,444,963
2.80%
6i          Investing in Warrants
247,420,726
93.21%
10,575,200
3.98%
7,434,640
2.80%
6j          Writing or Acquiring Options
236,706,345
89.18%
21,199,007
7.99%
7,525,215
2.84%
7a          Proposed Sub-Advisory
            Agreement among Dimensional
            Fund Advisors LP, DFA Australia
            Limited, and the Company
256,232,261
96.53%
1,564,025
0.59%
7,634,280
2.88%
7b          Proposed Sub-Advisory
            Agreement among Dimensional
            Fund Advisors LP, Dimensional
            Fund Advisors Ltd., and the
            Company
256,223,264
96.53%
1,572,911
0.59%
7,634,391
2.88%

Percent of Outstanding Shares Voted
For
Against
Abstain / WithHold
Proposals:
5
5a
54.48%
3.77%
1.74%
5b
55.72%
2.48%
1.79%
5c
55.00%
3.26%
1.74%
5d
55.81%
2.44%
1.74%
5e
55.98%
2.34%
1.67%
6
6a
54.35%
3.94%
1.70%
6b
52.31%
5.98%
1.70%
6c
55.62%
2.70%
1.67%
6d
55.84%
2.48%
1.68%
6e
55.80%
2.52%
1.67%
6f
55.81%
2.48%
1.70%
6g
55.90%
2.42%
1.67%
6h
55.84%
2.47%
1.68%
6i
55.92%
2.39%
1.68%
6j
53.50%
4.79%
1.70%
7a
57.91%
0.35%
1.73%
7b
57.91%
0.36%
1.73%


INTERNATIONAL VECTOR EQUITY -PORTFOLIO

Proposals:
5           To approve amendments to certain fundamental investment
restrictions
5a          Borrowing Money
5b          Making Loans
5c          Investments in Real Estate
5d          Investments in Commodities
5e          Diversification of Investments

Proposals:
5
5a
12,634,182
53.44%
339,533
1.44%
95,624
0.40%
10,572,971
44.72%
53.01%
1.42%
5b
12,635,088
53.44%
338,627
1.43%
95,624
0.40%
10,572,971
44.72%
53.01%
1.42%
5c
12,639,741
53.46%
333,973
1.41%
95,624
0.40%
10,572,971
44.72%
53.03%
1.40%
5d
12,636,624
53.45%
337,090
1.43%
95,624
0.40%
10,572,971
44.72%
53.02%
1.41%
5e
12,649,164
53.50%
315,724
1.34%
104,451
0.44%
10,572,971
44.72%
53.07%
1.32%

Percent of Outstanding Shares Voted
Abstain/WithHold
Proposals:
5
5a          0.40%
5b          0.40%
5c          0.40%
5d          0.40%
5e          0.44%


EMERGING MARKETS -PORTFOLIO

Proposals:
5           To approve amendments to certain fundamental investment
restrictions
5a          Borrowing Money
37,169,348
93.78%
1,245,444
3.14%
1,221,412
3.08%
5b          Making Loans
37,216,081
93.89%
1,177,804
2.97%
1,242,319
3.13%
5c          Investments in Real Estate
37,416,071
94.40%
1,013,151
2.56%
1,206,982
3.05%
5d          Investments in Commodities
37,201,487
93.86%
1,224,791
3.09%
1,209,926
3.05%
5e          Diversification of Investments
 37,578,860
94.81%
850,957
2.15%
1,206,387
3.04%
6           To approve the elimination of certain fundamental investment restrictions
6a          Pledging, Mortgaging, or
            Hypothecating Assets
36,955,077
93.24%
1,405,465
3.55%
1,275,662
3.22%
6b          Purchasing Securities on Margin
36,960,851
 93.25%
1,412,821
3.56%
1,262,532
3.19%
6c          Investing in Restricted or Illiquid
            Securities
36,949,469
93.22%
1,413,050
3.57%
1,273,685
3.21%
6d          Investing for the Purpose of
            Exercising Control
37,109,742
93.63%
1,268,403
3.20%
1,258,059
3.17%
6e          Investing in Other Investment
            Companies
37,246,632
93.97%
1,130,044
2.85%
1,259,528
3.18%
6f          Management Ownership of
            Securities of an Issuer
37,303,599
94.11%
1,062,837
2.68%
1,269,768
3.20%
6g          Investing in Oil, Gas, or other
            Mineral Exploration, Leases or
            Development Programs
34,987,306
88.27%
3,417,693
8.62%
1,231,206
3.11%
6h          Investing in Securities of
            Unseasoned Issuers
37,137,132
93.69%
1,223,800
3.09%
1,275,272
3.22%
6i          Investing in Warrants
37,332,785
94.19%
1,044,802
2.64%
1,258,617
3.18%
6j          Writing or Acquiring Options
7,208,618
93.88%
1,176,807
2.97%
1,250,779
3.16%
8           Approval of Investment Advisory
            Agreement between Dimensional
            Fund Advisors LP and the
            Company
37,650,756
94.99%
719,321
1.81%
1,266,127
3.19%

Percent of Outstanding Shares Voted
For
Against
Abstain / WithHold
Proposals:
5
5a
47.22%
1.58%
1.55%
5b
47.28%
1.50%
1.58%
5c
47.53%
1.29%
1.53%
5d
47.26%
1.56%
1.54%
5e
47.74%
1.08%
1.53%
6
6a
46.95%
1.79%
1.62%
6b
46.95%
1.79%
1.60%
6c
46.94%
1.80%
1.62%
6d
47.14%
1.61%
1.60%
6e
47.32%
1.44%
1.60%
6f
47.39%
1.35%
1.61%
6g
44.45%
4.34%
1.56%
6h
47.18%
1.55%
1.62%
6i
47.43%
1.33%
1.60%
6j
47.27%
1.49%
1.59%
8
47.83%
0.91%
1.61%


EMERGING MARKETS SMALL CAP PORTFOLIO

Proposals:
5           To approve amendments to certain fundamental investment
restrictions
5a          Borrowing Money
34,906,600
96.69%
636,885
1.76%
558,129
1.55%
5b          Making Loans
34,860,289
96.56%
648,269
1.80%
593,056
1.64%
5c          Investments in Real Estate
34,900,964
96.67%
641,082
1.78%
559,568
1.55%
5d          Investments in Commodities
34,808,353
96.42%
738,763
2.05%
554,498
1.54%
5e          Diversification of Investments
35,011,893
96.98%
536,458
1.49%
553,263
1.53%
6           To approve the elimination of certain fundamental investment restrictions
6a          Pledging, Mortgaging, or
            Hypothecating Assets
34,721,947
96.18%
819,310
2.27%
560,357
1.55%
6b          Purchasing Securities on Margin
34,707,419
96.14%
839,880
2.33%
554,315
1.54%
6d          Investing for the Purpose of
            Exercising Control
34,904,556
96.68%
640,251
1.77%
556,807
1.54%
6e          Investing in Other Investment
            Companies
34,889,974
96.64%
657,584
1.82%
554,056
1.53%
6f          Management Ownership of
            Securities of an Issuer
34,978,653
96.89%
564,851
1.56%
558,110
1.55%
6g          Investing in Oil, Gas, or other
            Mineral Exploration, Leases or
            Development Programs
34,877,263
96.61%
665,189
1.84%
559,162
1.55%
6h          Investing in Securities of
            Unseasoned Issuers
34,951,721
96.81%
593,562
1.64%
556,331
1.54%
6i          Investing in Warrants
34,929,577
96.75%
610,801
1.69%
561,236
1.55%
6j          Writing or Acquiring Options

34,985,838
96.91%
555,585
1.54%
560,191
1.55%
8           Approval of Investment Advisory
            Agreement between Dimensional
            Fund Advisors LP and the
            Company
35,075,885
97.16%
462,218
1.28%
563,511
1.56%

Percent of Outstanding Shares Voted
For
Against
Abstain / WithHold
Proposals:
5
5a
57.34%
1.05%
0.92%
5b
57.27%
1.06%
0.97%
5c
57.34%
1.05%
0.92%
5d
57.18%
1.21%
0.91%
5e
57.52%
0.88%
0.91%
6
6a
57.04%
1.35%
0.92%
6b
57.02%
1.38%
0.91%
6d
57.34%
1.05%
0.91%
6e
57.32%
1.08%
0.91%
6f
57.46%
0.93%
0.92%
6g
57.30%
1.09%
0.92%
6h
57.42%
0.98%
0.91%
6i
57.38%
1.00%
0.92%
6j
57.47%
0.91%
0.92%
8
57.62%
0.76%
0.93%

EMERGING MARKETS CORE EQUITY -PORTFOLIO

Proposals:
5           To approve amendments to certain fundamental investment
restrictions
5a          Borrowing Money
76,691,134
94.65%
1,233,644
1.52%
3,102,222
3.83%
5b          Making Loans
76,467,186
94.37%
1,229,941
1.52%
3,329,873
4.11%
5c          Investments in Real Estate
76,841,272
94.83%
1,091,087
1.35%
3,094,641
3.82%
5d          Investments in Commodities
76,729,334
94.70%
1,195,718
1.48%
3,101,948
3.83%
5e          Diversification of Investments
76,941,496
94.96%
989,883
1.22%
3,095,621
3.82%
7a          Proposed Sub-Advisory
            Agreement among Dimensional
            Fund Advisors LP, DFA Australia
            Limited, and the Company
76,964,499
94.99%
897,886
1.11%
3,164,615
3.91%
7b          Proposed Sub-Advisory
            Agreement among Dimensional
            Fund Advisors LP, Dimensional
            Fund Advisors Ltd., and the
            Company
76,970,688
94.99%
888,008
1.10%
3,168,304
3.91%

Percent of Outstanding Shares Voted
For
Against
Abstain / WithHold
Proposals:
5
5a
54.29%
0.87%
2.20%
5b


54.13%
0.87%
2.36%
5c
54.40%
0.77%
2.19%
5d
54.32%
0.85%
2.20%
5e
54.47%
0.70%
2.19%
7a
54.48%
0.64%
2.24%
7b
54.49%
0.63%
2.24%

DFA ONE-YEAR FIXED INCOME -PORTFOLIO

Proposals:
5           To approve amendments to certain fundamental investment
restrictions
5a          Borrowing Money
153,377,768
91.51%
6,144,346
3.67%
8,089,183
4.83%
5b          Making Loans
152,748,450
91.13%
6,592,602
3.93%
8,270,245
4.93%
5c          Investments in Real Estate
154,207,507
92.00%
5,311,570
3.17%
8,092,220
4.83%
5d          Investments in Commodities
152,064,206
90.72%
7,572,711
4.52%
7,974,380
4.76%
5e          Diversification of Investments
154,698,156
92.30%
5,086,651
3.03%
7,826,490
4.67%
6           To approve the elimination of certain fundamental investment restrictions
6a          Pledging, Mortgaging, or
            Hypothecating Assets
150,707,343
89.91%
8,650,102
5.16%
8,253,852
4.92%
6b          Purchasing Securities on Margin
150,472,257
89.77%
8,973,993
5.35%
8,165,047
4.87%
6c          Investing in Restricted or Illiquid
            Securities
150,768,260
89.95%
8,621,479
5.14%
8,221,558
4.91%
6d          Investing for the Purpose of
            Exercising Control
152,161,542
90.78%
7,368,734
4.40%
8,081,021
4.82%
6e          Investing in Other Investment
            Companies
151,990,281
90.68%
7,538,347
4.50%
8,082,669
4.82%
6f          Management Ownership of
            Securities of an Issuer
151,924,487
90.64%
7,181,676
4.28%
8,505,134
5.07%
6g          Investing in Oil, Gas, or other
            Mineral Exploration, Leases or
            Development Programs
153,645,763
91.67%
6,091,872
3.63%
7,873,662
4.70%
6h          Investing in Securities of
            Unseasoned Issuers
150,891,239
90.02%
8,513,610
5.08%
8,206,448
4.90%
6i          Investing in Warrants
151,466,137
90.37%
7,900,018
4.71%
8,245,142
4.92%
6j          Writing or Acquiring Options
151,858,071
90.60%
7,499,862
4.47%
8,253,364
4.92%
8           Approval of Investment Advisory
            Agreement between Dimensional
            Fund Advisors LP and the
            Company
154,827,452
92.37%
4,814,053
2.87%
7,969,792
4.75%


Percent of Outstanding Shares Voted
For
Against
Abstain / WithHold
Proposals:
5
5a
48.46%
1.94%
2.56%
5b
48.26%
2.08%
2.61%
5c
48.72%
1.68%
2.56%
5d
48.04%
2.39%
2.52%
5e
48.87%
1.61%
2.47%
6
6a
47.61%
2.73%
2.61%
6b
47.54%
2.84%
2.58%
6c
47.63%
2.72%
2.60%
6d
48.07%
2.33%
2.55%
6e
48.02%
2.38%
2.55%
6f
48.00%
2.27%
2.69%
6g
48.54%
1.92%
2.49%
6h
47.67%
2.69%
2.59%
6i
47.85%
2.50%
2.60%
6j
47.98%
2.37%
2.61%
8
48.91%
1.52%
2.52%

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO

Proposals:
5           To approve amendments to certain fundamental investment
restrictions
5a          Borrowing Money
139,368,344
91.55%
5,265,257
3.46%
7,599,709
4.99%
5b          Making Loans
138,424,532
90.93%
6,081,866
4.00%
7,726,912
5.08%
5c          Investments in Real Estate
139,514,480
91.65%
5,058,809
3.32%
7,660,021
5.03%
5d          Investments in Commodities
139,272,598
91.49%
5,366,927
3.53%
7,593,785
4.99%
5e          Diversification of Investments
139,699,396
91.77%
5,027,412
3.30%
7,506,502
4.93%
6           To approve the elimination of certain fundamental investment restrictions
6a          Pledging, Mortgaging, or
            Hypothecating Assets
137,994,426
90.65%
6,376,548
4.19%
7,862,336
5.16%
6b          Purchasing Securities on Margin
137,625,225
90.40%
6,934,367
4.56%
7,673,718
5.04%
6d          Investing for the Purpose of
            Exercising Control
138,357,280
90.89%
6,162,929
4.05%
7,713,101
 5.07%
6e          Investing in Other Investment
            Companies
138,122,567
90.73%
6,431,516
4.22%
7,679,227
5.04%
6f          Management Ownership of
            Securities of an Issuer
138,594,487
91.04%
5,812,947
3.82%
7,825,876
5.14%
6g          Investing in Oil, Gas, or other
            Mineral Exploration, Leases or
            Development Programs
139,120,718
91.39%
5,428,157
3.57%
7,684,435
5.05%
6h          Investing in Securities of
            Unseasoned Issuers
138,057,537
90.69%
6,530,145
4.29%
7,645,628
5.02%
6i          Investing in Warrants
138,431,219
90.93%
5,957,354
3.91%
7,844,737
 5.15%
6j          Writing or Acquiring Options
138,371,663
90.89%
6,052,179
3.98%
7,809,468
5.13%
8           Approval of Investment Advisory
            Agreement between Dimensional
            Fund Advisors LP and the
            Company
140,431,098
92.25%
3,991,763
2.62%
7,810,449
5.13%



Percent of Outstanding Shares Voted
For
Against
Abstain / WithHold
Proposals:
5
5a
48.10%
1.82%
2.62%
5b
47.77%
2.10%
2.67%
5c
48.15%
1.75%
2.64%
5d
48.07%
1.85%
2.62%
5e
48.21%
1.74%
2.59%
6
6a
47.63%
2.20%
2.71%
6b
47.50%
2.39%
2.65%
6d
47.75%
2.13%
2.66%
6e
47.67%
2.22%
2.65%
6f
47.83%
2.01%
2.70%
6g
48.01%
1.87%
2.65%
6h
47.65%
2.25%
2.64%
6i
47.78%
2.06%
2.71%
6j
47.76%
2.09%
2.70%
8
48.47%
1.38%
2.70%

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME -PORTFOLIO

Proposals:
5           To approve amendments to certain fundamental investment
restrictions
5a          Borrowing Money
5b          Making Loans
5c          Investments in Real Estate
5d          Investments in Commodities
5e          Diversification of Investments

Proposals:
5
5a
14,004,711
71.19%
69,771
0.35%
142,380
0.72%
5,454,109
27.73%
69.44%
0.35%
5b
14,004,711
71.19%
69,771
0.35%
142,380
0.72%
5,454,109
27.73%
69.44%
0.35%
5c
14,005,443
71.20%
69,039
0.35%
142,380
0.72%
5,454,109
27.73%
69.44%
0.34%
5d
14,001,626
71.18%
72,856
0.37%
142,380
0.72%
5,454,109
27.73%
69.42%
0.36%
5e
14,004,711
71.19%
69,771
0.35%
142,380
0.72%
5,454,109
27.73%
69.44%
0.35%

Percent of Outstanding Shares Voted
Abstain/WithHold
Proposals:
5
5a          0.71%
5b          0.71%
5c          0.71%
5d          0.71%
5e          0.71%

DFA FIVE-YEAR GOVERNMENT PORTFOLIO

Proposals:
5           To approve amendments to certain fundamental investment
restrictions
5a          Borrowing Money
46,558,553
92.40%
1,353,231
2.69%
2,475,682
4.91%
5b          Making Loans
46,562,156
92.41%
1,273,283
2.53%
2,552,027
5.06%
5c          Investments in Real Estate
46,677,621
92.64%
1,175,541
2.33%
2,534,304
5.03%
5d          Investments in Commodities
46,451,042
92.19%
1,439,885
2.86%
2,496,539
4.95%
5e          Diversification of Investments
46,842,089
92.96%
994,424
1.97%
2,550,953
5.06%
6           To approve the elimination of certain fundamental investment restrictions
6a          Pledging, Mortgaging, or
            Hypothecating Assets
46,327,059
91.94%
1,424,209
2.83%
2,636,198
5.23%
6b          Purchasing Securities on Margin
46,149,375
91.59%
1,677,783
3.33%
2,560,308
5.08%
6c          Investing in Restricted or Illiquid
            Securities
46,275,781
91.84%
1,556,039
3.09%
2,555,646
5.07%
6d          Investing for the Purpose of
            Exercising Control
46,556,994
92.40%
1,189,269
2.36%
2,641,203
5.24%
6e          Investing in Other Investment
            Companies
46,370,043
92.03%
1,480,358
2.94%
2,537,065
5.04%
6f          Management Ownership of
            Securities of an Issuer
46,582,785
92.45%
1,119,663
2.22%
2,685,018
5.33%
6g          Investing in Oil, Gas, or other
            Mineral Exploration, Leases or
            Development Programs
46,631,031
92.54%
1,203,255
2.39%
2,553,180
5.07%
6h          Investing in Securities of
            Unseasoned Issuers
46,336,492
91.96%
1,383,463
2.75%
2,667,511
5.29%
6i          Investing in Warrants
46,483,170
92.25%
1,247,053
2.47%
2,657,243
5.27%
6j          Writing or Acquiring Options
46,458,268
92.20%
1,324,131
2.63%
2,605,067
5.17%

Percent of Outstanding Shares Voted
For
Against
Abstain / WithHold
Proposals:
5
5a
50.03%
1.45%
2.66%
5b
50.04%
1.37%
2.74%
5c
50.16%
1.26%
2.72%
5d
49.92%
1.55%
2.68%
5e
50.34%
1.07%
2.74%
6
6a
49.78%
1.53%
2.83%
6b
49.59%
1.80%
2.75%
6c
49.73%
1.67%
2.75%
6d
50.03%
1.28%
2.84%
6e
49.83%
1.59%
2.73%
6f
50.06%
1.20%
2.89%
6g
50.11%
1.29%
2.74%
6h
49.79%
1.49%
2.87%
6i
49.95%
1.34%
2.86%
6j
49.92%
1.42%
2.80%


DFA FIVE-YEAR GLOBAL FIXED INCOME -PORTFOLIO

Proposals:
5           To approve amendments to certain fundamental investment
restrictions
5a          Borrowing Money
134,955,377
91.87%
4,431,120
3.02%
7,511,430
5.11%
5b          Making Loans
135,102,367
91.97%
4,353,195
2.96%
7,442,365
5.07%
5c          Investments in Real Estate
134,638,282
91.65%
4,797,569
3.27%
7,462,076
5.08%
5d          Investments in Commodities
133,701,933
91.02%
5,712,099
3.89%
7,483,895
5.09%
5e          Diversification of Investments
135,608,777
92.31%
3,898,510
2.65%
7,390,640
5.03%
6           To approve the elimination of certain fundamental investment restrictions
6a          Pledging, Mortgaging, or
            Hypothecating Assets
131,739,647
89.68%
7,131,409
4.85%
8,026,871
5.46%
6b          Purchasing Securities on Margin
131,816,552
89.73%
7,196,541
4.90%
7,884,834
5.37%
6c          Investing in Restricted or Illiquid
            Securities
131,862,431
89.76%
7,113,623
4.84%
7,921,873
5.39%
6d          Investing for the Purpose of
            Exercising Control
133,826,154
91.10%
5,166,047
3.52%
7,905,726
5.38%
6e          Investing in Other Investment
            Companies
133,405,684
90.82%
5,645,906
3.84%
7,846,337
5.34%
6f          Management Ownership of
            Securities of an Issuer
133,890,906
91.15%
5,135,516
3.50%
7,871,505
5.36%
6g          Investing in Oil, Gas, or other
            Mineral Exploration, Leases or
            Development Programs
132,957,234
90.51%
6,236,723
4.25%
7,703,970
5.24%
6h          Investing in Securities of
            Unseasoned Issuers
133,013,383
90.55%
5,913,651
4.03%
7,970,893
5.43%
6i          Investing in Warrants
133,424,158
90.83%
5,484,620
3.73%
7,989,149
5.44%
6j          Writing or Acquiring Options
133,569,451
90.93%
5,394,696
3.67%
7,933,780
5.40%


Percent of Outstanding Shares Voted
For
Against
Abstain / WithHold
Proposals:
5
5a
50.02%
1.64%
2.78%
5b
50.08%
1.61%
2.76%
5c
49.91%
1.78%
2.77%
5d
49.56%
2.12%
2.77%
5e
50.27%
1.45%
2.74%
6
6a
48.83%
2.64%
2.98%
6b
48.86%
2.67%
2.92%
6c
48.88%
2.64%
2.94%
6d
49.61%
1.91%
2.93%
6e
49.45%
2.09%
2.91%
6f
49.63%
1.90%
2.92%
6g
49.28%
2.31%
2.86%
6h
49.30%
2.19%
2.95%
6i
49.46%
2.03%
2.96%
6j
49.51%
2.00%
2.94%


DFA INTERMEDIATE GOVERNMENT FIXED INCOME PORTFOLIO

Proposals:
5           To approve amendments to certain fundamental investment
restrictions
5a          Borrowing Money
54,112,609
94.93%
1,332,170
2.34%
1,560,712
2.74%
5b          Making Loans
54,115,618
94.93%
1,332,103
2.34%
1,557,770
2.73%
5c          Investments in Real Estate
54,203,775
95.09%
1,268,740
2.23%
1,532,976
2.69%
5d          Investments in Commodities
54,116,557
94.93%
1,216,191
2.13%
1,672,743
2.93%
5e          Diversification of Investments
54,424,099
95.47%
1,063,379
1.87%
1,518,013
2.66%
6           To approve the elimination of certain fundamental investment restrictions
6a          Pledging, Mortgaging, or
            Hypothecating Assets
53,888,561
94.53%
1,358,039
2.38%
1,758,891
3.09%
6b          Purchasing Securities on Margin
53,837,539
94.44%
1,460,949
2.56%
1,707,003
2.99%
6c          Investing in Restricted or Illiquid
            Securities
53,834,633
94.44%
1,461,291
2.56%
1,709,567
3.00%
6d          Investing for the Purpose of
            Exercising Control
54,012,976
94.75%
1,269,332
2.23%
1,723,183
3.02%
6e          Investing in Other Investment
            Companies
53,976,867
94.69%
1,318,326
2.31%
1,710,298
3.00%
6f          Management Ownership of
            Securities of an Issuer
53,649,613
 94.11%
1,257,167
2.21%
2,098,711
3.68%
6g          Investing in Oil, Gas, or other
            Mineral Exploration, Leases or
            Development Programs
54,233,916
95.14%
1,071,047
1.88%
1,700,528
2.98%
6h          Investing in Securities of
            Unseasoned Issuers
53,872,308
94.50%
1,409,329
2.47%
1,723,854
3.02%
6i          Investing in Warrants
53,958,445
94.65%
1,256,814
2.20%
1,790,232
3.14%
6j          Writing or Acquiring Options
53,954,255
94.65%
1,331,376
2.34%
1,719,860
3.02%


Percent of Outstanding Shares Voted
For
Against
Abstain / WithHold
Proposals:
5
5a
52.04%
1.28%
1.50%
5b
52.04%
1.28%
1.50%
5c
52.12%
1.22%
1.47%
5d
52.04%
1.17%
1.61%
5e
52.34%
1.02%
1.46%
6
6a
51.82%
1.31%
1.69%
6b
51.77%
1.40%
1.64%
6c
51.77%
1.41%
1.64%
6d
51.94%
1.22%
1.66%
6e
51.91%
1.27%
1.64%
6f
51.59%
1.21%
2.02%
6g
52.15%
1.03%
1.64%
6h
51.81%
1.36%
1.66%
6i
51.89%
1.21%
1.72%
6j
51.88%
1.28%
1.65%


DFA INFLATION-PROTECTED SECURITIES -PORTFOLIO

Proposals:
5           To approve amendments to certain fundamental investment
            restrictions
5a          Borrowing Money
22,200,756
88.45%
549,282
2.19%
2,349,633
9.36%
5b          Making Loans
22,158,222
88.28%
616,217
2.46%
2,325,232
9.26%
5c          Investments in Real Estate
22,208,512
88.48%
555,632
2.21%
2,335,527
9.31%
5d          Investments in Commodities
22,054,691
87.87%
717,727
2.86%
2,327,253
9.27%
5e          Diversification of Investments
22,330,643
88.97%
436,065
1.74%
2,332,963
9.29%

Percent of Outstanding Shares Voted
For
Against
Abstain / WithHold
Proposals:
5
5a
47.34%
1.17%
5.01%
5b
47.25%
1.31%
4.96%
5c
47.35%
1.18%
4.98%
5d
47.03%
1.53%
4.96%
5e
47.61%
0.93%
4.97%


DFA SHORT-TERM MUNICIPAL BOND -PORTFOLIO

Proposals:
5           To approve amendments to certain fundamental investment
restrictions
5a          Borrowing Money
47,846,807
90.90%
1,786,880
3.39%
3,004,747
5.71%
5b          Making Loans
47,551,098
90.34%
2,148,747
4.08%
2,938,589
5.58%
5c          Investments in Real Estate
47,659,646
90.54%
2,033,544
3.86%
2,945,243
5.60%
5d          Investments in Commodities
47,877,083
90.95%
1,865,943
3.54%
2,895,408
5.50%
5e          Diversification of Investments
48,432,918
92.01%
1,307,493
2.48%
 2,898,023
5.51%
6           To approve the elimination of certain fundamental investment restrictions
6b          Purchasing Securities on Margin
47,283,554
89.83%
2,333,055
4.43%
3,021,825
5.74%
6c          Investing in Restricted or Illiquid
            Securities
47,328,591
89.91%
2,240,528
4.26%
3,069,315
5.83%
6e          Investing in Other Investment
            Companies
47,695,950
90.61%
1,985,833
3.77%
2,956,651
5.62%

Percent of Outstanding Shares Voted
For
Against
Abstain / WithHold
Proposals:
5
5a
49.85%
1.86%
3.13%
5b
49.54%
2.24%
3.06%
5c
49.66%
2.12%
3.07%
5d
49.88%
1.94%
3.02%
5e
50.46%
1.36%
3.02%
6
6b
49.26%
2.43%
3.15%
6c
49.31%
2.33%
3.20%
6e
49.69%
2.07%
3.08%


DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO

Proposals:
5           To approve amendments to certain fundamental investment
restrictions
5a          Borrowing Money
9,590,777
93.26%
364,898
3.55%
328,092
3.19%
5b          Making Loans
9,608,945
93.44%
350,863
3.41%
323,958
3.15%
5c          Investments in Real Estate
9,582,414
93.18%
377,674
3.67%
323,679
3.15%
5d          Investments in Commodities
9,756,933
94.88%
233,103
2.27%
293,730
2.86%

Percent of Outstanding Shares Voted
For
Against
Abstain / WithHold
Proposals:
5
5a
50.94%
1.94%
1.74%
5b
51.03%
1.86%
1.72%
5c
50.89%
2.01%
1.72%
5d
51.82%
1.24%
1.56%


CSTG&E U.S. SOCIAL CORE EQUITY 2 PORTFOLIO

Proposals:
5           To approve amendments to certain fundamental investment
restrictions
5a          Borrowing Money
5b          Making Loans
5c          Investments in Real Estate
5d          Investments in Commodities
5e          Diversification of Investments

Proposals:
5
5a
9,525,226
94.80%
-
0.00%
-
0.00%
522,652
5.20%
91.01%
5b
 9,525,226
94.80%
-
0.00%
-
0.00%
522,652
5.20%
91.01%
5c
9,525,226
94.80%
-
0.00%
 -
0.00%
522,652
5.20%
91.01%
0.00%
5d
9,525,226
94.80%
-
0.00%
 -
0.00%
522,652
5.20%
91.01%
 0.00%
5e
9,525,226
94.80%
 -
0.00%
-
0.00%
522,652
5.20%
91.01%
0.00%

Percent of Outstanding Shares Voted
Abstain/WithHold
Proposals:
5
5a          0.00%
5b          0.00%
5c          0.00%
5d          0.00%
5e          0.00%

CSTG&E INTERNATIONAL SOCIAL CORE EQUITY PORTFOLIO

Proposals:
5           To approve amendments to certain fundamental investment
restrictions
5a          Borrowing Money
5b          Making Loans
5c          Investments in Real Estate
5d          Investments in Commodities
5e          Diversification of Investments

Proposals:
5
5a
9,730,001
96.20%
-
0.00%
-
0.00%
384,174
3.80%
92.98%
0.00%
5b
9,730,001
96.20%
-
0.00%
-
0.00%
384,174
3.80%
92.98%
0.00%
5c
9,730,001
96.20%
-
0.00%
-
0.00%
384,174
3.80%
92.98%
0.00%
5d
9,730,001
96.20%
-
0.00%
-
0.00%
384,174
3.80%
92.98%
0.00%
5e
9,730,001
96.20%
-
0.00%
-
0.00%
384,174
3.80%
92.98%
0.00%

Percent of Outstanding Shares Voted
Abstain/WithHold
Proposals:
5
5a          0.00%
5b          0.00%
5c          0.00%
5d          0.00%
5e          0.00%


DFA INTERNATIONAL VALUE EX TOBACCO PORTFOLIO

Proposals:
5   To approve amendments to certain fundamental investment restrictions
5a  Borrowing Money
6,836,334
100.00%
 -
0.00%
-
0.00%
 -
0.00%
5b  Making Loans
6,836,334
100.00%
-
0.00%
-
0.00%
-
0.00%
5c  Investments in Real Estate
6,836,334
100.00%
-
0.00%
-
0.00%
 -
0.00%
5d  Investments in Commodities
6,836,334
100.00%
 -
0.00%
-
0.00%
-
0.00%
5e  Diversification of Investments
6,836,334
100.00%
-
0.00%
-
0.00%
 -
0.00%

Percent of Outstanding Shares Voted
For
Against
Abstain / WithHold
5
5a
100.00%
0.00%
0.00%
5b
100.00%
0.00%
0.00%
5c
100.00%
0.00%
0.00%
5d
100.00%
0.00%
0.00%
5e
100.00%
0.00%
0.00%


VA U.S. TARGETED VALUE PORTFOLIO

Proposals:
3           To approve amendments to certain fundamental investment
restrictions
3a          Borrowing Money
3b          Making Loans
3c          Investing in Real Estate
3d          Investing in Commodities
3e          Diversification of Investments
4           To approve the elimination of certain fundamental investment restrictions
4a          Pledging, Mortgaging, or Hypothecating Assets
4b          Purchasing Securities on Margin
4c          Investing in Restricted or Illiquid Securities
4d          Investing for the Purpose of Exercising Control
4e          Investing in Other Investment Companies
4f          Management Ownership of Securities of an Issuer
4g          Investing in Oil, Gas, or other Mineral Exploration, Leases or
Development Programs
4h          Investing in Warrants
4i          Writing or Acquiring Options
3
3a
6,935,869
79.85%
1,211,026
13.94%
539,008
6.21%
NA
NA
79.85%
13.94%
3b
7,006,960
80.67%
1,096,923
12.63%
582,020
 6.70%
NA
NA
80.67%
12.63%
3c
7,018,148


80.80%
1,109,772
12.78%
557,983
6.42%
NA
NA
80.80%
12.78%
3d
7,083,886
81.56%
1,047,403
12.06%
554,614
6.39%
NA
NA
81.56%
12.06%
3e
7,069,892
81.40%
1,058,621
12.19%
557,390
6.42%
NA
NA
81.40%
12.19%
4
4a
6,927,476
79.76%
1,180,074
13.59%
578,353
6.66%
NA
NA
79.76%
13.59%
4b
6,866,883
79.06%
1,261,630
14.53%
557,390
6.42%
NA
NA
79.06%
14.53%
4c
6,927,572
79.76%
1,203,717
13.86%
554,614
6.39%
NA
NA
79.76%
13.86%
4d
6,963,770
80.17%
1,167,519
13.44%
554,614
6.39%
NA
NA
80.17%
13.44%
4e
7,009,072
80.69%
1,122,217
12.92%
554,614
6.39%
NA
NA
80.69%
12.92%
4f
7,067,161
81.36%
1,064,128
12.25%
554,614
6.39%
NA
NA
81.36%
12.25%
4g
7,035,444
81.00%
1,074,894
12.38%
575,566
6.63%
NA
NA
81.00%
12.38%
4h
6,995,482
80.54%
1,135,807
13.08%
554,614
6.39%
NA
NA
80.54%
13.08%
4i
6,961,176
80.14%
1,170,113
13.47%
554,614
6.39%
NA
NA
80.14%
13.47%


Percent of Outstanding Shares Voted
Abstain/WithHold
3
3a          6.21%
3b          6.70%
3c          6.42%
3d          6.39%
3e          6.42%
4
4a          6.66%
4b          6.42%
4c          6.39%
4d          6.39%
4e          6.39%
4f           6.39%
4g          6.63%
4h          6.39%
4i           6.39%


VA U.S. LARGE VALUE PORTFOLIO

Proposals:
3           To approve amendments to certain fundamental investment
restrictions
3a          Borrowing Money
3b          Making Loans
3c          Investing in Real Estate
3d          Investing in Commodities
3e          Diversification of Investments
4           To approve the elimination of certain fundamental investment restrictions
4a          Pledging, Mortgaging, or Hypothecating Assets
4b          Purchasing Securities on Margin
4c          Investing in Restricted or Illiquid Securities
4d          Investing for the Purpose of Exercising Control
4e          Investing in Other Investment Companies
4f          Management Ownership of Securities of an Issuer
4g          Investing in Oil, Gas, or other Mineral Exploration, Leases or
Development Programs
4h          Investing in Warrants
4i          Writing or Acquiring Options


Proposals:
3
3a
6,571,953
76.23%
1,055,612
12.24%
993,838
11.53%
NA
NA
76.23%
12.24%
3b
6,627,452
76.87%
1,002,402
11.63%
991,549
11.50%
NA
NA
76.87%
11.63%
3c
6,605,429
76.62%
1,039,745
12.06%
976,229
11.32%
NA
NA
76.62%
12.06%
3d
6,719,134
77.94%
931,663
10.81%
970,605
11.26%
NA
NA
77.94%
10.81%
3e
6,715,048
77.89%
931,703
10.81%
974,651
11.31%
NA
NA
77.89%
10.81%
4
4a
6,568,279
76.19%
1,069,276
12.40%
983,847
11.41%
NA
NA
76.19%
12.40%
4b
6,567,887
76.18%
1,073,097
12.45%
980,418
11.37%
NA
NA
76.18%
12.45%
4c
6,568,943
76.19%
1,072,202
12.44%
980,257
11.37%
NA
NA
76.19%
12.44%
4d
6,667,878
77.34%
979,034
11.36%
974,490
11.30%
NA
NA
77.34%
11.36%
4e
6,716,380
77.90%
924,765
10.73%
980,257
11.37%
NA
NA
77.90%
10.73%
4f
6,724,626
78.00%
901,820
10.46%
994,957
11.54%
NA
NA
78.00%
10.46%
4g
6,712,179
77.85%
961,747
11.16%
947,477
10.99%
NA
NA
77.85%
11.16%
4h
6,609,254
76.66%
1,039,509
12.06%
972,639
11.28%
NA
NA
76.66%
12.06%
4i
6,657,065
77.22%
987,509
11.45%
976,828
11.33%
NA
NA
77.22%
11.45%


Percent of Outstanding Shares Voted
Abstain / WithHold
Proposals:
3
3a          11.53%
3b          11.50%
3c          11.32%
3d          11.26%
3e          11.31%
4
4a          11.41%
4b          11.37%
4c          11.37%
4d          11.30%
4e          11.37%
4f          11.54%
4g         10.99%
4h         11.28%
4i          11.33%


VA INTERNATIONAL VALUE PORTFOLIO

Proposals:
3           To approve amendments to certain fundamental investment
restrictions
3a          Borrowing Money
3b          Making Loans
3c          Investing in Real Estate
3d          Investing in Commodities
3e          Diversification of Investments
4           To approve the elimination of certain fundamental investment restrictions
4a          Pledging, Mortgaging, or Hypothecating Assets
4b          Purchasing Securities on Margin
4c          Investing in Restricted or Illiquid Securities
4d          Investing for the Purpose of Exercising Control
4e          Investing in Other Investment Companies
4f          Management Ownership of Securities of an Issuer
4g          Investing in Oil, Gas, or other Mineral Exploration, Leases or
Development Programs
4h          Investing in Warrants
4i          Writing or Acquiring Options
5a          Proposed Sub-Advisory Agreement among Dimensional Fund Advisors
LP, DFA Australia Limited,
              and the Company, on behalf of the Fund
5b          Proposed Sub-Advisory Agreement among Dimensional Fund Advisors
LP, Dimensional Fund Advisors
              Ltd., and the Company, on behalf of the Fund

Proposals:
3
3a
5,421,902
73.52%
1,225,513
16.62%
727,191
9.86%
NA
NA
73.52%
16.62%
3b
5,514,368
74.78%
 1,109,201
15.04%
751,036
10.18%
NA
NA
74.78%
15.04%
3c
5,422,580
73.53%
1,223,302
16.59%
728,723
9.88%
NA
NA
73.53%
16.59%
3d
5,485,523
74.38%
1,161,608
15.75%
727,475
9.86%
NA
NA
74.38%
15.75%
3e
5,596,842
75.89%
1,054,960
14.31%
722,803
9.80%
NA
NA
75.89%
14.31%
4
4?
5,429,839
73.63%
1,221,964
16.57%
722,803
9.80%
NA
NA
73.63%
16.57%
4b
5,404,257
73.28%
1,242,874
16.85%
727,475
9.86%
NA
NA
73.28%
16.85%
4c
5,431,920
3.66%
1,215,211
16.48%
727,475
9.86%
NA
NA
73.66%
16.48%
4d
5,460,451
74.04%
1,186,680
16.09%
727,475
9.86%
NA
NA
74.04%
16.09%
4e
5,500,830
74.59%
1,146,300
15.54%
727,475
9.86%
NA
NA
74.59%
15.54%
4f
5,570,674
75.54%
 1,076,457
14.60%
 727,475
9.86%
NA
NA
75.54%
14.60%
4g
5,481,357
74.33%
1,165,774
15.81%
727,475
9.86%
NA
NA
74.33%
15.81%
4h
5,535,602
75.06%
1,111,529
15.07%
727,475
9.86%
NA
NA
75.06%
15.07%
4i
5,590,046
75.80%
1,064,089
14.43%
720,471
9.77%
NA
NA
75.80%
14.43%
5a
5,551,249
75.28%
977,380
13.25%
845,976
11.47%
NA
NA
75.28%
13.25%
5b
5,599,351
75.93%
929,279
12.60%
845,976
11.47%
NA
NA
75.93%
12.60%


Percent of Outstanding Shares Voted
Voted
Abstain / WithHold
Proposals:
3
3a           9.86%
3b          10.18%
3c           9.88%
3d           9.86%
3e           9.80%
4
4a           9.80%
4b           9.86%
4c           9.86%
4d           9.86%
4e            9.86%
4f             9.86%
4g            9.86%
4h            9.86%
4i             9.77%
5a          11.47%
5b          11.47%


VA INTERNATIONAL SMALL PORTFOLIO

Proposals:
3      To approve amendments to certain fundamental investment restrictions
3a     Borrowing Money
5,663,660
82.57%
605,943
8.83%
589,379
8.59%
3b     Making Loans
5,689,858
82.95%
565,617
8.25%
603,507
8.80%
3c     Investing in Real Estate
5,740,573
83.69%
544,610
7.94%
573,799
8.37%
3d     Investing in Commodities
5,744,061
83.75%
542,313
7.91%
572,607
8.35%

3e     Diversification of Investments
5,729,345
83.53%
555,838
8.10%
573,799
8.37%

4       To approve the elimination of certain fundamental investment restrictions
4a      Pledging, Mortgaging, or
         Hypothecating Assets
5,678,610
82.79%
606,572
8.84%
573,799
8.37%
4b     Purchasing Securities on Margin
5,665,988
82.61%
619,195
9.03%
573,799
8.37%
4c     Investing in Restricted or Illiquid
         Securities
5,673,046
82.71%
615,218
8.97%
570,717
8.32%
4d     Investing for the Purpose of
         Exercising Control
5,734,141
83.60%
554,124
8.08%
570,717
8.32%
4e     Investing in Other Investment
         Companies
5,720,360
83.40%
567,905
8.28%
570,717
..32%
4f     Management Ownership of
            Securities of an Issuer
5,758,428
83.95%
529,837
7.72%
570,717
8.32%
4g     Investing in Oil, Gas, or other
         Mineral Exploration,
5,740,896
83.70%
547,369
7.98%
570,717
8.32%
         Leases or Development Programs
4h     Investing in Warrants
5,728,274
83.51%
559,991
8.16%
570,717
8.32%
4i      Writing or Acquiring Options
5,692,239
82.99%
563,235
8.21%
03,507
..80%


Percent of Outstanding Shares Voted
For
Against
Abstain / WithHold
Proposals:
3
3a
82.57%
8.83%
 8.59%
3b
82.95%
8.25%
8.80%
3c
83.69%
7.94%
8.37%
3d
 83.75%
7.91%
8.35%
3e
83.53%
8.10%
8.37%
4
4?
82.79%
8.84%
 8.37%
4b
82.61%
9.03%
8.37%
4c
82.71%
8.97%
8.32%
4d
83.60%
8.08%
8.32%
4e
83.40%
8.28%
8.32%
4f
83.95%
7.72%
8.32%
4g
83.70%
7.98%
8.32%
4h
83.51%
8.16%
8.32%
4i
 82.99%
8.21%
8.80%

VA SHORT-TERM FIXED PORTFOLIO

Proposals:
3     To approve amendments to certain fundamental investment restrictions
3a   Borrowing Money
6,314,739
82.02%
708,319
9.20%
675,570
8.78%
3b   Making Loans
6,354,110
82.54%
 663,742
8.62%
680,775
8.84%
3c   Investing in Real Estate
6,354,103
82.54%
660,330
8.58%
684,195
8.89%
3d   Investing in Commodities
6,410,875
83.27%
604,466
7.85%
683,287
8.88%
3e    Diversification of Investments
6,353,000
82.52%
661,433
8.59%
684,195
8.89%
4     To approve the elimination of certain fundamental investment restrictions
4a    Pledging, Mortgaging, or
       Hypothecating Assets
6,328,131
82.20%
689,721
8.96%
680,775
8.84%
4b   Purchasing Securities on Margin
6,321,938
82.12%
692,495
9.00%
684,195
8.89%
4c  Investing in Restricted or Illiquid
       Securities
6,345,605
82.43%
672,247
8.73%
680,775
8.84%
4d  Investing for the Purpose of
      Exercising Control
6,395,906
83.08%
618,527
8.03%
684,195
8.89%
4e  Investing in Other Investment
       Companies
6,328,553
82.20%
689,299
8.95%
80,775
8.84%
4f   Management Ownership of
            Securities of an Issuer
6,334,739
82.28%
601,565
7.81%
762,324
9.90%
4g   Investing in Oil, Gas, or other
        Mineral Exploration,
6,362,858
82.65%
591,139
7.68%
744,631
9.67%
       Leases or Development Programs
4h    Investing in Warrants
6,343,994
82.40%
673,858
8.75%
680,775
8.84%
4i     Writing or Acquiring Options
6,348,378
82.46%
669,474
8.70%
680,775
8.84%

Percent of Outstanding Shares Voted
For
Against
Abstain / WithHold
Proposals:
3
3a
82.02%
9.20%
8.78%
3b
82.54%
8.62%
8.84%
3c
82.54%
8.58%
8.89%
3d
83.27%
7.85%
8.88%
3e
82.52%
8.59%
8.89%
4
4?
82.20%
8.96%
8.84%
4b
82.12%
9.00%
8.89%
4c
82.43%
8.73%
8.84%
4d
83.08%
8.03%
8.89%
4e
82.20%
8.95%
8.84%
4f
82.28%
7.81%
9.90%
4g
82.65%
7.68%
 9.67%
4h
82.40%
8.75%
8.84%
4i
82.46%
8.70%
8.84%

VA GLOBAL BOND PORTFOLIO

Proposals:
3           To approve amendments to certain fundamental investment
            restrictions
3a          Borrowing Money
5,857,188
76.22%
740,257
9.63%
1,087,435
14.15%
3b          Making Loans
5,828,539
75.84%
768,906
10.01%
1,087,435
14.15%
3c          Investing in Real Estate
5,863,025
76.29%
731,636
9.52%
1,090,219
14.19%
3d          Investing in Commodities
5,863,906
76.30%
732,299
9.53%
1,088,675
14.17%
3e          Diversification of Investments
5,897,147
76.74%
698,612
9.09%
1,089,121
14.17%
4           To approve the elimination of certain fundamental investment restrictions
4a          Pledging, Mortgaging, or
            Hypothecating Assets
5,845,146
76.06%
750,612
9.77%
1,089,121
14.17%
4b          Purchasing Securities on Margin
5,811,744
75.63%
784,014
10.20%
1,089,121
4.17%
4c          Investing in Restricted or Illiquid
            Securities
5,838,733
75.98%
758,712
9.87%
1,087,435
4.15%
4d          Investing for the Purpose of
            Exercising Control
5,840,635
76.00%
756,810
9.85%
1,087,435
14.15%
4e          Investing in Other Investment
            Companies
5,852,166
76.15%
745,279
9.70%
1,087,435
14.15%
4f          Management Ownership of
            Securities of an Issuer
5,847,353
76.09%
750,092
9.76%
1,087,435
14.15%
4g          Investing in Oil, Gas, or other
            Mineral Exploration,
5,867,744
76.35%
736,658
9.59%
1,080,478
14.06%
            Leases or Development Programs
4h          Investing in Warrants
5,838,298
75.97%
744,616
..69%
1,101,966
14.34%
4i          Writing or Acquiring Options
5,822,628
75.77%
774,817
 10.08%
1,087,435
14.15%

Percent of Outstanding Shares Voted
For
Against
Abstain / WithHold
Proposals:
3
3a
76.22%
9.63%
14.15%
3b
75.84%
10.01%
14.15%
3c
76.29%
9.52%
14.19%
3d
76.30%
9.53%
14.17%
3e
76.74%
9.09%
14.17%
4
4a
76.06%
 9.77%
14.17%
4b
 75.63%
10.20%
14.17%
4c
75.98%
 9.87%
14.15%
4d
76.00%
9.85%
14.15%
4e
76.15%
 9.70%
14.15%
4f
76.09%
9.76%
14.15%
4g
76.35%
 9.59%
14.06%
4h
75.97%
9.69%
14.34%
4i
75.77%
10.08%
14.15%

LWAS/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO

Proposals:
5           To approve amendments to certain fundamental investment
restrictions
5a          Borrowing Money
4,598,257
89.07%
227,896
4.41%
336,255
6.51%
5b          Making Loans
4,586,811
88.85%
246,873
4.78%
328,724
6.37%
5c          Investments in Real Estate
4,621,475
89.52%
207,644
4.02%
333,289
6.46%
5d          Investments in Commodities
4,629,069
89.67%
200,050
3.88%
333,289
6.46%
5e          Diversification of Investments
4,631,742
89.72%
201,943
3.91%
328,723
6.37%
6           To approve the elimination of certain fundamental investment restrictions
6a          Pledging, Mortgaging, or
            Hypothecating Assets
4,561,822
88.37%
272,740
5.28%
327,846
6.35%
6b          Purchasing Securities on Margin
4,538,483
87.91%
290,875
5.63%
333,050
6.45%
6c          Investing in Restricted or Illiquid
            Securities
4,557,342
88.28%
276,581
5.36%
328,485
6.36%
6d          Investing for the Purpose of
            Exercising Control
4,613,185
89.36%
228,908
4.43%
320,315
6.20%
6e          Investing in Other Investment
            Companies
4,603,023
89.16%
233,021
4.51%
326,364
6.32%
6f          Management Ownership of
            Securities of an Issuer
4,621,084
89.51%
219,525
4.25%
321,799
6.23%
6g          Investing in Oil, Gas, or other
            Mineral Exploration, Leases or
            Development Programs
4,637,348
89.83%
203,261
3.94%
321,799
6.23%
6h          Investing in Securities of
            Unseasoned Issuers
4,529,091
87.73%
302,107
5.85%
331,210
6.42%
6i          Investing in Warrants
4,585,616
88.83%
248,662
4.82%
328,130
6.36%
6j          Writing or Acquiring Options
4,586,803
88.85%
247,476
4.79%
328,129
6.36%
8           Approval of Investment Advisory
            Agreement between Dimensional
            Fund Advisors LP and the
            Company
4,662,591
90.32%
168,676
3.27%
331,141
6.41%

Percent of Outstanding Shares Voted
For
Against
Abstain / WithHold
Proposals:
5
5a
48.50%
 2.40%
3.55%
5b
48.37%
2.60%
3.47%
5c
48.74%
2.19%
3.52%
5d
 48.82%
2.11%
3.52%
5e
48.85%
2.13%
3.47%
6
6a
48.11%
2.88%
3.46%
6b
47.87%
3.07%
3.51%
6c
48.06%
2.92%
3.46%
6d
48.65%
2.41%
3.38%
6e
48.55%
2.46%
3.44%
6f
48.74%
2.32%
 3.39%
6g
48.91%
2.14%
3.39%
6h
47.77%
3.19%
3.49%
6i
48.36%
2.62%
3.46%
6j
48.37%
2.61%
3.46%
8
49.17%
1.78%
3.49%

TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO

Proposals:
5           To approve amendments to certain fundamental investment
restrictions
5a          Borrowing Money
67,665,836
90.13%
2,083,374
2.77%
5,328,079
7.10%
5b          Making Loans
67,511,141
89.92%
2,161,749
2.88%
5,404,399
7.20%
5c          Investments in Real Estate
67,877,067
90.41%
1,902,615
2.53%
5,297,607
7.06%
5d          Investments in Commodities
67,840,345
90.36%
1,953,695
2.60%
5,283,249
7.04%
5e          Diversification of Investments
68,197,746
90.84%
1,592,944
2.12%
5,286,599
7.04%
6           To approve the elimination of certain fundamental investment restrictions
6b          Purchasing Securities on Margin
66,921,000
89.14%
2,876,810
3.83%
5,279,479
7.03%
8           Approval of Investment Advisory
            Agreement between Dimensional
            Fund Advisors LP and the
            Company
68,207,091
90.85%
1,514,424
2.02%
5,355,774
7.13%

Percent of Outstanding Shares Voted
For
Against
Abstain / WithHold
Proposals:
5
5a
49.02%
1.51%
3.86%
5b
48.90%
1.57%
3.91%
5c
49.17%
1.38%
3.84%
5d
49.14%
1.42%
3.83%
5e
49.40%
1.15%
3.83%
6
6b
48.48%
2.08%
3.82%
8
49.41%
1.10%
3.88%

TAX-MANAGED U.S. EQUITY PORTFOLIO

Proposals:
5           To approve amendments to certain fundamental investment
restrictions
5a          Borrowing Money
49,632,813
79.86%
1,463,393
2.35%
11,052,774
17.78%
5b          Making Loans
49,550,679
79.73%
1,537,896
2.47%
11,060,405
17.80%
5c          Investments in Real Estate
49,507,592
79.66%
1,554,239
2.50%
11,087,149
17.84%
5d          Investments in Commodities
49,377,412
79.45%
1,717,065
2.76%
11,054,503
17.79%
5e          Diversification of Investments
49,832,551
80.18%
1,276,191
2.05%
11,040,238
17.76%
6           To approve the elimination of certain fundamental investment restrictions
6b          Purchasing Securities on Margin
48,770,089
78.47%
2,295,365
3.69%
11,083,526
17.83%
8           Approval of Investment Advisory
            Agreement between Dimensional
            Fund Advisors LP and the
            Company
49,894,854
80.28%
1,185,722
1.91%
11,068,404
17.81%


Percent of Outstanding Shares Voted
For
Against
Abstain / WithHold
Proposals:
5
5a
47.35%
1.40%
10.54%
5b
47.27%
1.47%
10.55%
5c
47.23%
1.48%
10.58%
5d
47.10%
1.64%
10.55%
5e
47.54%
1.22%
10.53%
6
6b
46.52%
2.19%
10.57%
8
47.60%
1.13%
10.56%



TAX-MANAGED U.S. TARGETED VALUE PORTFOLIO

Proposals:
5           To approve amendments to certain fundamental investment
restrictions
5a          Borrowing Money
53,033,322
91.41%
1,769,259
3.05%
3,212,158
5.54%
5b          Making Loans
52,880,589
91.15%
1,862,557
3.21%
3,271,593
5.64%
5c          Investments in Real Estate
53,015,194
91.38%
1,782,424
3.07%
3,217,121
5.55%
5d          Investments in Commodities
53,035,758
91.42%
1,775,632
3.06%
3,203,349
5.52%
5e          Diversification of Investments
53,307,193
91.89%
1,518,234
2.62%
3,189,312
5.50%
6           To approve the elimination of certain fundamental investment restrictions
6b          Purchasing Securities on Margin
52,280,552
90.12%
2,486,824
4.29%
3,247,363
5.60%

Percent of Outstanding Shares Voted
For
Against
Abstain / WithHold
Proposals:
5
5a
48.90%
1.63%
2.96%
5b
48.75%
1.72%
3.02%
5c
48.88%
1.64%
2.97%
5d
48.90%
1.64%
2.95%
5e
49.15%
1.40%
2.94%
6
6b
48.20%
2.29%
2.99%


TAX-MANAGED U.S. SMALL CAP PORTFOLIO

Proposals:
5           To approve amendments to certain fundamental investment
restrictions
5a          Borrowing Money
30,304,893
92.39%
813,712
2.48%
1,682,751
5.13%
5b          Making Loans
30,233,254
92.17%
833,842
2.54%
1,734,260
5.29%
5c          Investments in Real Estate
30,255,535
92.24%
854,183
2.60%
1,691,638
5.16%
5d          Investments in Commodities
30,294,660
92.36%
823,275
2.51%
1,683,421
5.13%
5e          Diversification of Investments
30,517,701
93.04%
607,975
1.85%
1,675,680
5.11%
6           To approve the elimination of certain fundamental investment restrictions
6b          Purchasing Securities on Margin        3
0,010,233
91.49%
1,099,221
3.35%
1,691,902
5.16%

Percent of Outstanding Shares Voted
For
Against
Abstain / WithHold
Proposals:
5
5a
51.57%
1.38%
2.86%
5b
51.45%
1.42%
2.95%
5c
51.49%
1.45%
2.88%
5d
51.55%
1.40%
2.86%
5e
51.93%
1.03%
2.85%
6
6b
51.07%
1.87%
2.88%

TAX-MANAGED DFA INTERNATIONAL VALUE PORTFOLIO

Proposals:
5           To approve amendments to certain fundamental investment
restrictions
5a          Borrowing Money
62,082,362
92.59%
1,830,089
2.73%
3,141,976
4.69%
5b          Making Loans
61,996,063
92.46%
1,845,069
2.75%
3,213,295
4.79%
5c          Investments in Real Estate
62,256,952
92.85%
1,664,712
2.48%
3,132,763
4.67%
5d          Investments in Commodities
62,132,668
92.66%
1,797,560
2.68%
3,124,199
4.66%
5e          Diversification of Investments
62,510,574
 93.22%
1,446,468
2.16%
3,097,385
4.62%
6           To approve the elimination of certain fundamental investment restrictions
6b          Purchasing Securities on Margin
61,505,495
91.72%
2,409,538
3.59%
3,139,394
4.68%
7a          Proposed Sub-Advisory
            Agreement among Dimensional
            Fund Advisors LP, DFA Australia
            Limited, and the Company
62,665,591
93.45%
1,161,686
1.73%
3,227,150
4.81%
7b          Proposed Sub-Advisory
            Agreement among Dimensional
            Fund Advisors LP, Dimensional
            Fund Advisors Ltd., and the
            Company
62,691,724
93.49%
1,131,893
1.69%
3,230,810
4.82%



Percent of Outstanding Shares Voted
For
Against
Abstain / WithHold
Proposals:
5
5a
51.15%
1.51%
2.59%
5b
51.08%
1.52%
2.65%
5c
51.29%
1.37%
2.58%
5d
51.19%
1.48%
2.57%
5e
51.50%
1.19%
2.55%
6
6b
50.67%
1.99%
2.59%
7a
51.63%
0.96%
2.66%
7b
51.65%
0.93%
2.66%

U.S. SOCIAL CORE EQUITY 2 PORTFOLIO

Proposals:
5           To approve amendments to certain fundamental investment
restrictions
5a          Borrowing Money
5,018,742
99.51%
1,112 0.02%
23,443
0.46%
5b          Making Loans
4,605,569
91.32%
414,286
8.21%
23,443
0.46%
5c          Investments in Real Estate
4,605,569
91.32%
414,286
8.21%
23,443
0.46%
5d          Investments in Commodities
5,018,742
99.51%
1,112 0.02%
23,443
0.46%
5e          Diversification of Investments
5,018,742
99.51%
1,112 0.02%
23,443
0.46%

Percent of Outstanding Shares Voted
For
Against
Abstain / WithHold
Proposals:
5
5a
81.94%
 0.02%
0.38%
5b
 75.20%
6.76%
0.38%
5c
75.20%
6.76%
0.38%
5d
81.94%
0.02%
 0.38%
5e
81.94%
0.02%
0.38%

EMERGING MARKETS SOCIAL CORE EQUITY PORTFOLIO

Proposals:
5           To approve amendments to certain fundamental investment
restrictions
5a          Borrowing Money
5b          Making Loans
5c          Investments in Real Estate
5d          Investments in Commodities
5e          Diversification of Investments

Proposals:
5
5a          35,724,465  96.51%     10,072   0.03%     17,458   0.05%
1,265,633  3.42%     93.90%     0.03%
5b          35,724,465  96.51%     10,072   0.03%     17,458    0.05%
1,265,633  3.42%     93.90%     0.03%
5c          35,724,465  96.51%     10,072   0.03%     17,458   0.05%
1,265,633  3.42%     93.90%     0.03%
5d          35,724,465  96.51%     10,072   0.03%     17,458    0.05%
1,265,633  3.42%     93.90%     0.03%
5e          35,724,465  96.51%     10,072   0.03%     17,458    0.05%
1,265,633  3.42%     93.90%     0.03%

Percent of Outstanding Shares Voted
Abstain/WithHold
Proposals:
5
5a          0.05%
5b          0.05%
5c          0.05%
5d          0.05%
5e          0.05%


U.S. SUSTAINABILITY CORE 1 PORTFOLIO

Proposals:
5           To approve amendments to certain fundamental investment
restrictions
5a          Borrowing Money
    4,159,111  93.42%     48,306   1.08%     244,829           5.50%
5b          Making Loans
    4,159,111  93.42%     48,306   1.08%     244,829           5.50%
5c          Investments in Real Estate
    4,152,075  93.26%     48,306   1.08%     251,865           5.66%
5d          Investments in Commodities
    4,159,111  93.42%     48,306   1.08%     244,829           5.50%
5e          Diversification of Investments
    4,159,111  93.42%     48,306   1.08%     244,829           5.50%

Percent of Outstanding Shares Voted
For
Against
Abstain / WithHold
Proposals:
5
5a          49.21%     0.57%    2.90%
5b          49.21%     0.57%    2.90%
5c          49.13%     0.57%    2.98%
5d          49.21%     0.57%    2.90%
5e          49.21%     0.57%    2.90%


INTERNATIONAL SUSTAINABILITY CORE 1 PORTFOLIO

Proposals:
5           To approve amendments to certain fundamental investment
restrictions
5a          Borrowing Money
4,307,512
95.03%
53,503
1.18%
171,688
3.79%
5b          Making Loans
4,307,512
95.03%
53,503
1.18%
171,688
3.79%
5c          Investments in Real Estate
4,307,512
95.03%
53,503
1.18%
171,688
3.79%
5d          Investments in Commodities
4,307,512
95.03%
53,503
1.18%
171,688
3.79%
5e          Diversification of Investments
4,307,512
95.03%
53,503
1.18%
171,688
3.79%

Percent of Outstanding Shares Voted
For
Against
Abstain / WithHold
Proposals:
5
5a
55.11%
 0.68%
2.20%
5b
55.11%
0.68%
2.20%
5c
55.11%
0.68%
 2.20%
5d
55.11%
0.68%
2.20%
5e
55.11%
 0.68%
2.20%

EMERGING MARKETS VALUE PORTFOLIO

Proposals:
5           To approve amendments to certain fundamental investment
restrictions
5a          Borrowing Money
5b          Making Loans
5c          Investments in Real Estate
5d          Investments in Commodities
5e          Diversification of Investments
6           To approve the elimination of certain fundamental investment restrictions
6b          Purchasing Securities on Margin
6d          Investing for the Purpose of Exercising Control
6e          Investing in Other Investment Companies
6h          Investing in Securities of Unseasoned Issuers
8           Approval of Investment Advisory Agreement between Dimensional
Fund Advisors LP and
              the Company

Proposals:
5
5a
132,322,989
75.20%
7,586,186
4.31%
843,802
0.48%
35,211,160
20.01%
50.10%
2.87%
5b
132,110,921
75.08%
7,737,859
4.40%
904,198
0.51%
35,211,160
20.01%
50.02%
2.93%
5c
130,422,103
74.12%
9,486,023
5.39%
844,852
0.48%
35,211,160
20.01%
49.38%
3.59%
5d
132,227,173
75.14%
7,682,935
4.37%
842,869
0.48%
35,211,160
20.01%
50.07%
2.91%
5e
132,295,453
75.18%
7,607,042
4.32%
850,482
0.48%
35,211,160
20.01%
50.09%
2.88%
6
6b
131,696,395
74.84%
8,154,685
4.63%
901,898
0.51%
35,211,160
20.01%
49.87%
3.09%
6d
132,128,548
75.09%
7,767,248
4.41%
857,181
0.49%
35,211,160
20.01%
50.03%
2.94%
6e
131,992,254
75.01%
7,915,625
4.50%
845,099
0.48%
35,211,160
20.01%
49.98%
3.00%
6h
132,041,608
75.04%
7,866,456
 4.47%
 844,913
0.48%
35,211,160
20.01%
50.00%
2.98%
8
135,285,853
76.88%
620,557
0.35%
4,846,568
2.75%
35,211,160
20.01%
51.22%
0.23%

Percent of Outstanding Shares Voted
Abstain/WithHold
Proposals:
5
5a          0.32%
5b          0.34%
5c          0.32%
5d          0.32%
5e          0.32%
6
6b          0.34%
6d          0.32%
6e          0.32%
6h          0.32%
8           1.84%